UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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The Jones Group Inc.
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1411 BROADWAY
NEW YORK, NEW YORK 10018
_________________

May 15, 2013

Dear Fellow Stockholder:

Our 2013 Annual Meeting of Stockholders will be held on June 14, 2013 at 9:30 a.m. at the offices of Cravath, Swaine & Moore at 825 Eighth Avenue, The Paul D. Cravath Room – 48th Floor, New York, New York, and we look forward to your attending, either in person or by proxy.

The enclosed notice of meeting and proxy statement explains the agenda for the meeting and voting information and procedures.  It also includes information about the business we will conduct at the meeting and provides information about our company.  I encourage you to read the proxy statement carefully.  Also included with the proxy statement is a copy of our Annual Report.

Whether or not you plan to attend the annual meeting, your vote is very important to us.  Information about voting procedures can be found in the proxy statement.  Please return a signed proxy card or give your voting instructions using the means described on page 1 of the proxy statement, so that you can be sure that your shares will be voted as you direct, even if you can't attend the meeting.  If you would like to attend the meeting, please see the instructions on page 63.

Sincerely, Wesley R. Card Chief Executive Officer

THE JONES GROUP INC.
1411 BROADWAY
NEW YORK, NEW YORK 10018
_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2013

NOTICE IS HEREBY GIVEN that our annual meeting of stockholders will be held on June 14, 2013 at 9:30 a.m. at the offices of Cravath, Swaine & Moore at 825 Eighth Avenue, The Paul D. Cravath Room – 48th Floor, New York, New York.  The purpose of the meeting is to vote on the following matters:

1.	Election of the 11 nominees for director named in our proxy statement;

2.	Ratification of the selection of BDO USA, LLP as our independent registered public accountants for 2013;

3.	An advisory vote to approve named executive officer compensation; and

4.	Approval of an amendment to the 2009 Long Term Incentive Plan.

The close of business on March 26, 2013 has been fixed as the record date.  Only stockholders of record at the close of business on that date can vote at the annual meeting.

Please refer to page 1 of the proxy statement for information about voting procedures.  If you would like to attend the meeting, please see the instructions on page 63 of the proxy statement.

By Order of the Board of Directors Wesley R. Card Chief Executive Officer

Dated: May 15, 2013

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting
to be Held on June 14, 2013

Copies of this proxy statement, form of proxy card and our annual report to stockholders are available at the home page of our website, www.jonesgroupinc.com.  For information about attending the stockholder meeting and voting in person, please see "How to Attend the Annual Meeting."  The Board of Directors' recommendations regarding the matters intended to be acted on at the meeting listed in 1, 2, 3 and 4 above can be found with the description of those matters in this proxy statement.  In summary, the Board recommends a vote FOR each of the 11 nominees for director, FOR ratification of the selection of BDO USA, LLP as our independent registered public accountants for 2013, FOR the advisory vote to approve the compensation of our named executive officers and FOR approval of the amendment to our 2009 Long Term Incentive Plan.

DEFINITIONS

As used in this proxy statement, unless the context requires otherwise, "the Company," "Jones," "our"  and "we" means The Jones Group Inc. and consolidated subsidiaries, "NYSE" means New York Stock Exchange, "SEC" means the United States Securities and Exchange Commission, "FASB" means the Financial Accounting Standards Board" and "ASC" means the "FASB Accounting Standards CodificationTM."

PROXY STATEMENT

THE JONES GROUP INC.
1411 Broadway
New York, New York 10018

ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors is soliciting proxies to be used at our annual meeting of stockholders to be held on June 14, 2013 at 9:30 a.m. at the offices of Cravath, Swaine & Moore at 825 Eighth Avenue, The Paul D. Cravath Room – 48th Floor, New York, New York.  This proxy statement and the proxies solicited by this proxy statement will be sent to stockholders on or about May 15, 2013.  The Annual Report to our stockholders for the year ended December 31, 2012 accompanies this proxy statement.

Who Can Vote

At the close of business on March 26, 2013, 80,364,053 shares of our common stock were outstanding and eligible for voting at the annual meeting.  Each stockholder of record has one vote for each share of common stock held on all matters to come before the meeting.  Only stockholders of record at the close of business on March 26, 2013 are entitled to notice of and to vote at the annual meeting.

How You Can Vote

If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, National Association, you are the holder of record of those shares, and we are sending these proxy materials directly to you.  If you return your properly signed proxy before the annual meeting, we will vote your shares as you direct.

If you are a Jones employee holding restricted shares granted to you under our 2009 Long Term Incentive Plan and have an e-mail account issued by Jones, an e-mail has been sent to you with instructions for voting those shares online.

If your shares are held in a stock brokerage account or by a bank, brokerage firm or other holder of record, you are considered the "beneficial owner" of shares held in street name.  In that event, the proxy materials have been forwarded to you by your bank, broker or other holder of record.  As the beneficial owner, you have the right to direct your bank, broker or other holder of record as to how to vote your shares by following the instructions provided to you with the proxy materials.

If you hold shares in more than one account, you must vote each proxy and/or voting instruction card you receive (either in hard copy form or online) to ensure that all shares you own are voted.

You can specify on your proxy and/or voting instruction card whether your shares should be voted for or against each of the nominees for director or whether you abstain from voting on any nominee.  You can also specify whether you approve or disapprove of or abstain from voting on (i) the ratification of BDO USA, LLP to be our independent registered public accountants for 2013, (ii) the advisory vote to approve the compensation of our named executive officers and (iii) the amendment to the 2009 Long Term Incentive Plan.  If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Nominees for Directors" below, "FOR" the ratification of BDO USA, LLP to be our independent registered public accountants for 2013, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement and "FOR" the approval of the amendment to the 2009 Long Term Incentive Plan.

If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal.  Under New York Stock Exchange ("NYSE") rules, brokers have discretionary power to vote your shares with respect to "routine" matters, but they do not have discretionary power to vote your shares on "non-routine" matters.  Uninstructed brokers have discretionary voting power as to ratification of BDO USA, LLP as our independent registered public accountants (Item 2), which is considered a routine matter.  Uninstructed brokers do not have discretionary voting power as to election of the 11 nominees for director (Item 1), the advisory vote to approve named executive officer compensation (Item 3) or the amendment to the 2009 Long Term Incentive Plan (Item 4), which are considered non-routine matters.  A bank or brokerage firm may not vote your shares with respect to the non-routine matters if you have not provided instructions.  This is called a "broker non-vote."  We strongly encourage you to complete and submit your proxy or voting instruction card and exercise your right to vote as a stockholder.

If you are the stockholder of record, you may revoke your proxy at any time prior to its use, by voting in person by ballot at the annual meeting, by executing a later-dated proxy or, if you voted electronically, by your subsequent vote online, or by submitting a written notice of revocation to the Secretary of Jones at our office at the above address or at the annual meeting.  If you are a beneficial owner of the shares, you may submit new voting instructions by contacting your bank, broker or other holder of record.  If you wish to vote your shares at the annual meeting, you must obtain a valid proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot at the meeting.

Required Votes

Pennsylvania law and our by-laws require the presence of a "quorum" for the annual meeting.  A quorum is defined as the presence, either in person or represented by proxy, of the holders of a majority of the votes which could be cast in the election or on a proposal.  Abstentions and broker non-votes will be counted in determining whether a quorum has been reached for the transaction of business at the annual meeting.

Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval.  Each of Items 1, 2, 3 and 4 must be approved by a majority of votes cast on the item by all stockholders entitled to vote on the proposal.  With respect to the election of directors, this means that a nominee will be elected to the Board of Directors if he or she receives more "FOR" votes than "AGAINST" votes.  Abstentions will have no effect on the vote for directors or Items 2, 3 and 4.

Security Ownership of Certain Beneficial Owners

The information contained herein has been obtained from our records or from information furnished directly by the individual or entity to us.

The table below shows, as of May 2, 2013, how much of our common stock was owned by each of our directors, nominees, executive officers named in the 2012 Summary Compensation Table in this proxy statement (the "named executive officers"), each person known to us to own 5% or more of our common stock (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) and all of our current directors and executive officers, as a group.

Name	Number of Shares Owned (1)		Restricted Stock (2)	Percent of Outstanding Shares
Wesley R. Card	261,836		1,092,531	1.7%
Sidney Kimmel	1,035,034	(3)	17,655	1.3%
Matthew H. Kamens	53,335		17,655	*
Gerald C. Crotty	68,335		17,655	*
Lowell W. Robinson	47,335		17,655	*
Robert L. Mettler	58,535		17,655	*
Margaret H. Georgiadis	58,535	(4)	17,655	*
John D. Demsey	7,624		24,281	*
Jeffrey D. Nuechterlein	12,624		24,281	*
Ann Marie C. Wilkins	9,892		24,281	*
James A. Mitarotonda	1,834,400	(5)	-	2.3%
John T. McClain	123,338		266,305	*
Richard L. Dickson	79,120		851,004	1.2%
Ira M. Dansky	67,556	(6)	191,192	*
Christopher R. Cade	-		73,218	*
Dimensional Fund Advisors LP 6300 Bee Cave Road Palisades West, Building One Austin, TX 78746	6,079,176	(7)	-	7.6%
The Bank of New York Mellon Corporation One Wall Street, 31st Floor New York, NY 10286	5,879,907	(8)	-	7.3%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	4,930,105	(9)	-	6.1%
The Vanguard Group Inc. P.O. Box 2600, V26 Valley Forge, PA 19482	4,195,885	(10)	-	5.2%
LSV Asset Management 155 N. Wacker Drive, Suite 4600 Chicago, IL 60606	4,081,906	(11)	-	5.1%
AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	4,028,489	(12)	-	5.0%
All directors and current executive officers as a group (14 persons)	1,883,099		2,653,023	5.6%
___________________
*      Less than one percent.

(1)	Includes shares for which the named person has either sole or shared voting and investment power. Excludes shares of restricted stock and shares that can be acquired through the exercise of options. Also excludes "share units" (i.e., phantom stock) under our Deferred Compensation Plan for Outside Directors. Under that plan, non-management directors can elect to have the value of deferred amounts of all or a portion of their annual retainer and meeting attendance fees paid out based on an assumed investment in our Common Stock. The participants making that election do not have any right to vote or to receive Common Stock in connection with the assumed investments of the deferred amounts, and they are ultimately paid out in cash, but the assumed investments do represent an economic interest in our Common Stock.  Such accounts are credited with additional share units for cash dividends paid on our Common Stock.  Mr. Crotty has been credited with 19,468.607 share units under the plan as of May 2, 2013.  See footnote 2 to the 2012 Director Compensation table in this proxy statement.

(2)	Shares subject to a vesting schedule and other restrictions as to which the named individual has voting power.

(3)	1,035,034 shares are held by the Sidney Kimmel Revocable Indenture of Trust.

(4)	51,120 shares are held by Telendos, LLC.

(5)	Amount includes 585,000 shares beneficially owned by Barington Companies Equity Partners, L.P. ("Barington Equity"), 642,200 shares beneficially owned by Barington SPV I, L.P. ("BSPV"), and 607,200 shares beneficially owned by an account that Barington Companies Investors, LLC ("BCI") manages on behalf of Hartz Capital Investments, LLC (the "Hartz Account"). Mr. Mitarotonda is the Chairman of the Board, President and Chief Executive Officer of BCI, the general partner of Barington Equity and BSPV. Mr. Mitarotonda is also the managing member of BCI. As the general partner of Barington Equity and BSPV and the investment advisor to the Hartz Account, BCI may be deemed to beneficially own the 585,000 shares beneficially owned by Barington Equity and the 642,200 shares beneficially owned by BSPV and may be deemed to share beneficial ownership of the 607,200 shares owned by the Hartz Account by virtue of its authority to vote and dispose of such shares. BCI is a majority-owned subsidiary of Barington Capital Group, L.P. ("Barington Capital"). As the majority member of BCI, Barington Capital may be deemed to beneficially own the 585,000 shares beneficially owned by Barington Equity and the 642,200 shares beneficially owned by BSPV and may be deemed to share beneficial ownership of the 607,200 shares owned by the Hartz Account. The general partner of Barington Capital is LNA Capital Corp. ("LNA Capital"). Mr. Mitarotonda is the sole stockholder and director of LNA Capital. As the general partner of Barington Capital, LNA Capital may be deemed to beneficially own the 585,000 shares beneficially owned by Barington Equity and the 642,200 shares beneficially owned by BSPV and may be deemed to share beneficial ownership of the 607,200 shares owned by the Hartz Account. As the sole stockholder and director of LNA Capital, Mr. Mitarotonda may be deemed to beneficially own the 585,000 shares beneficially owned by Barington Equity and the 642,200 shares beneficially owned by BSPV and may be deemed to share beneficial ownership of the 607,200 shares owned by the Hartz Account. Mr. Mitarotonda disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(6)	67,556 shares are held by the Ira Martin Dansky Revocable Trust.

(7)	Based solely upon information reported in Schedule 13G, filed with the SEC on February 11, 2013, reporting beneficial ownership as of December 31, 2012 by Dimensional Fund Advisors LP ("DFA"). According to the filing, the shares reported are owned by four investment companies, to which DFA furnishes investment advice, and by certain other commingled group trusts and separate accounts, for which DFA serves as investment manager. DFA has sole power to vote or to direct the vote of 5,987,631 shares and sole power to dispose or to direct the disposition of 6,079,176 shares. DFA disclaims beneficial ownership of all such shares.

(8)	Based solely upon information reported in Scheduled 13G, filed with the SEC on February 4, 2013, reporting beneficial ownership as of December 31, 2012 by The Bank of New York Mellon Corporation ("BNYM") and the following direct or indirect subsidiaries of BNYM, filing jointly: BNY Mellon, National Association, BNY Mellon Trust of Delaware, The Boston Company Asset Management LLC, The Dreyfus Corporation, Mellon Capital Management Corporation, Pershing LLC, B.N.Y. Holdings (Delaware) Corporation, MAM (MA) Holding Trust, MBC Investments Corporation and Pershing Group LLC. According to the filing, the shares reported are beneficially owned by BNYM and its direct or indirect subsidiaries in their various fiduciary capacities. BONYM has sole power to vote or direct the vote of 5,834,633 shares, shared power to vote or direct the vote of 2,685 shares, sole power to dispose or direct the disposition of 5,863,515 shares, and shared power to dispose or direct the disposition of 15,335 shares.

(9)	Based solely upon information reported in Amendment No. 3 to Schedule 13G, filed with the SEC on February 5, 2013, reporting beneficial ownership as of December 31, 2012.

(10)	Based solely upon information reported in Schedule 13G, filed with the SEC on February 13, 2013, reporting beneficial ownership as of December 31, 2012. According to the filing, The Vanguard Group Inc. ("TVG") has sole power to vote or direct the vote of 129,777 shares, sole power to dispose or direct the disposition of 4,069,108 shares, and shared power to dispose or direct the disposition of 126,777 shares. Of the shares reported, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of TVG, is the beneficial owner of 126,777 shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of TVG, is the beneficial owner of 3,000 shares as a result of its serving as investment manager of Australian investment offerings.

(11)	Based solely upon information reported in Schedule 13G, filed with the SEC on February 2, 2013, reporting beneficial ownership as of December 31, 2012.

(12)	Based solely upon information reported in Amendment No. 1 to Schedule 13G, filed with the SEC on February 12, 2013, reporting beneficial ownership as of December 31, 2012. According to the filing, AllianceBernstein L.P. is a majority-owned subsidiary of AXA Financial, Inc. and an indirect majority-owned subsidiary of AXA SA but operates under independent management and makes independent decisions from AXA SA and AXA Financial and their respective subsidiaries. AllianceBernstein has sole power to dispose or to direct the disposition of 3,364,999 shares and has sole power to vote or to direct the vote of 4,028,489 shares. Gerald C. Crotty, one of our directors, is a trustee of the AXA Premier VIP Trust, for which AXA Equitable Life Insurance Company serves as investment manager. In his role as trustee, Mr. Crotty neither directs the investment nor directs the voting of portfolio securities of the Trust.

Item 1.  Election of Nominees for Director

Our Board of Directors currently has ten members.  Each current Board member is standing for reelection.  On May 3, 2013, in accordance with our by-laws, our Board of Directors increased the number of directors from ten to 11, effective June 14, 2013.  Our Board of Directors has nominated 11 persons to be elected at the annual meeting to serve as our directors until the next annual meeting of stockholders and until their respective successors are elected.  All of the nominees currently serve as our directors other than Mr. Mitarotonda.

On May 3, 2013, the Board nominated Mr. Mitarotonda for election as a director at the annual meeting.  Mr. Mitarotonda was proposed for consideration for appointment to the Board by Barington Companies Equity Partners, L.P. ("Barington Equity"), a value-oriented activist investment fund and a stockholder of the Company.  Mr. Mitarotonda currently serves as Chairman of the Board, President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Equity, and Barington Capital Group, L.P., an affiliated investment management firm.

On May 3, 2013, we entered into an agreement (the "Barington Agreement") with Mr. Mitarotonda and Barington Capital Group, L.P. and certain of its affiliates and co-investors (collectively, "Barington"), pursuant to which the Board agreed to increase the size of the Board and to nominate Mr. Mitarotonda for election as a director for a one-year term ending at our next annual meeting of stockholders.

After joining the Board, Mr. Mitarotonda will be serving on the Audit Committee.

Barington has agreed to abide by certain customary standstill provisions until our 2014 annual meeting of stockholders.

Barington has agreed to vote its shares of our common stock at the 2013 annual meeting (a) in favor of the Board's slate of nominees and (b) against any stockholder nominations for director that are not approved and recommended by the Board.

In addition, pursuant to the Barington Agreement, we agreed to reimburse Barington $170,000 for their out-of-pocket expenses in connection with the nomination of Mr. Mitarotonda, the 2013 annual meeting, the Barington Agreement and all of Barington's other activities and matters related to the foregoing.

We will vote your shares as you specify on the enclosed proxy card or by means of your voting instructions via the Internet.  If you sign, date and return the proxy card or vote electronically but don't specify how you want your shares voted, we will vote them "FOR" all of the nominees listed below.  If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

The following information is supplied with respect to each person nominated and recommended to be elected by our Board of Directors and is based upon our records and information furnished to us by the nominees.  It includes the experience, qualification, attributes or skills that caused the Nominating/Corporate Governance Committee and the Board to determine that the person should serve as one of our directors.  See "Security Ownership of Certain Beneficial Owners" for information pertaining to stock ownership by the nominees.

Name	Age	Other Positions with Jones and Principal Occupation	Has served as director since
Wesley R. Card	65	Chief Executive Officer	2007
Sidney Kimmel	85	Chairman of the Board*	1975
Matthew H. Kamens	61	Attorney	2001
Gerald C. Crotty	61	President of Weichert Enterprise, LLC	2005
Lowell W. Robinson	64	Former Chief Financial Officer and Chief Operating Officer of MIVA, Inc.	2005
Robert L. Mettler	72	Retired President of Special Projects of Macy's, Inc.	2009
Margaret H. Georgiadis	49	President, Americas, Google Inc.	2009
John D. Demsey	57	Group President, The Estée Lauder Companies Inc.	2011
Jeffrey D. Nuechterlein	55	Managing Partner, Isis Capital LLC	2011
Ann Marie C. Wilkins	59	Chief Executive Officer and President, Wilkins Management, Inc.	2011
James A. Mitarotonda	59	Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P.	N/A
*Non-executive position

Mr. Card has served as our Chief Executive Officer since July 2007.  He also served as our President from July 2007 to February 8, 2010.  Mr. Card was our Chief Operating Officer from March 2002 to July 2007 and also our Chief Financial Officer from March 2007 to July 2007.  He had previously served as our Chief Financial Officer from 1990 to March 2006.  Mr. Card was the President and Chief Financial Officer of Carolyne Roehm, Inc. from 1988 to 1990.  Prior to that, he held various positions at Warnaco, Inc., Bank of Boston and PriceWaterhouse & Co.

We believe Mr. Card's qualifications to sit on our Board include his over 30 years' experience in the apparel industry, his business acumen and financial knowledge, and his deep understanding of our company and its operations derived from 16 years as our Chief Financial Officer, five years as our Chief Operating Officer and almost six years as our Chief Executive Officer.

Mr. Kimmel founded the Jones Apparel Division of W.R. Grace & Co. in 1970.  Mr. Kimmel served as our executive Chairman from 1975 to December 31, 2010 and as Chief Executive Officer from 1975 to May 2002.  Effective January 1, 2011, Mr. Kimmel ceased to be our executive Chairman and became our non-

executive Chairman of the Board.  Prior to founding Jones, Mr. Kimmel was employed by W.R. Grace & Co. and was President of Villager, Inc., a sportswear company.

We believe Mr. Kimmel's qualifications to sit on our Board include his over 50 years' experience in the fashion industry and broad knowledge of our business, including as our founder, as our executive Chairman for 36 years, and as our Chief Executive Officer for 27 years.

Mr. Kamens has been employed by Mr. Kimmel as a lawyer and personal advisor since 2001.  Since April 2009, he has also been Of Counsel to the law firm of Cozen O'Connor.  Previously, he practiced law with the law firm of Wolf Block, LLP, where he served as its Chairman from 1995 to 2001 and was Of Counsel from 2001 to April 2009.  He has practiced law for more than 30 years.

We believe Mr. Kamens' qualifications to sit on our Board include his background and analytical skills as a lawyer and the experience he has gained as a trustee with significant responsibilities for businesses with large real estate holdings, including regional shopping centers, as well as the understanding of our business acquired over a decade of service on our Board.

Mr. Crotty has served as President of Weichert Enterprise, LLC, a private equity investment firm, since 2001.  He previously served as Chairman of Excelsior Ventures Management LLC from 1999 to 2001.  From 1991 to 1998, he held various executive positions with ITT Corporation and its affiliates, including President and Chief Operating Officer of ITT Consumer Financial Corporation and Chairman, President and Chief Executive Officer of ITT Communications and Information Services.  Prior to that time, he served as both Counsel, and then later as Secretary, to the Governor of New York State.  Mr. Crotty serves on the Board of Trustees of AXA Premier VIP Trust, where he serves on the Compliance, Nominating and Compensation and Audit Committees.  He previously served on the Board of Directors of Cinedigm Digital Cinema Corp., where he served on the Compensation Committee.  Mr. Crotty also serves on the boards of several portfolio companies of Weichert Enterprise.

We believe Mr. Crotty's qualifications to sit on our Board include extensive experience in strategic planning and operational and corporate governance expertise, as well as the knowledge and perspective derived from his experience on other boards and compensation committees.

Mr. Robinson served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc., an online advertising network, from August 2007 through March 2009.  He joined MIVA in 2006 as Chief Financial Officer and Chief Administrative Officer.  He had previously served as the President of LWR Advisors from 2002 to 2006 and as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com from 2000 to 2002.  He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc.  Mr. Robinson served on the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010.  He previously served on the Board of Directors of International Wire Group, Inc., where he served as chairman of the Audit Committee from 2003 to 2009, and on the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc.  He is a member of the Smithsonian Libraries Advisory Board and serves as Chairman of the Board for two private publishing and digital media companies.

We believe Mr. Robinson's qualifications to sit on our Board include extensive executive experience in corporate finance, financial reporting, strategic planning and Internet expertise, as well as his corporate governance expertise.  Our Board of Directors has determined that Mr. Robinson is an audit committee financial expert.

Mr. Mettler was President of Special Projects of Macy's, Inc. from February 2008 until his retirement in January 2009.  He previously served as Chairman and Chief Executive Officer of Macy's West, a division of Macy's, Inc., from 2002 to 2008 and as President and Chief Operating Officer of Macy's West

from 2000 to 2002.  Prior to joining Macy's, Mr. Mettler held various executive positions in the retail industry, including President of Merchandising - Full Line Stores of Sears, Roebuck and Co. from 1996 to 2000, President of Apparel and Home Fashions of Sears from 1993 to 1996, and President and Chief Executive Officer of Robinson's May Company from 1987 to 1993.  Mr. Mettler also serves on the Board of Directors of Stein Mart, Inc., where he serves as Chairman of the Strategic Committee, and on the Board of Directors of Quiksilver, Inc., where he serves on the Compensation Committee.

We believe Mr. Mettler's qualifications to sit on our Board include his over 49 years of experience in the retail industry, including more than 20 years in leadership positions with major department stores, his merchandising and marketing expertise, and his insights into Macy's, Inc., which has been our largest customer for many years.

Ms. Georgiadis has served as the President, Americas of Google Inc. since October 2011.  From March 2011 to September 2011, she was the Chief Operating Officer of Groupon, Inc.  From October 2009 to March 2011, she was the Vice President, Global Sales Operations of Google Inc.  From January 2009 until October 2009, she served as a Principal of Synetro Capital LLC, a private investment firm.  From 2004 to 2008, she served as the Executive Vice President of Card Products and Chief Marketing Officer of Discover Financial Services.  Prior to joining Discover, she was a Partner at McKinsey & Company, a global management consulting firm, from 1990 to 2004, where she co-led the Marketing and Retail Practices and founded the Customer Acquisition and Management and Retail Marketing Practices.

We believe Ms. Georgiadis' qualifications to sit on our Board include her extensive range of knowledge and experience derived from providing strategic planning, risk management, operational, organizational and merger and acquisition advisory services to retail and marketing businesses, as well as her management and corporate finance skills.

Mr. Demsey has been Group President of The Estée Lauder Companies Inc. since July 2006.  He had previously served as Global Brand President of Estée Lauder and M.A.C (Make-up Art Cosmetics) from 2005 to July 2006 and as President and Managing Director of M.A.C from 1998 to 2005.  From 1991 to 1998, Mr. Demsey held several positions with Estée Lauder, including Senior Vice President of Sales and Education for Estée Lauder USA and Canada.  Prior to joining Estée Lauder, Mr. Demsey was Vice President of Sales with the Specialty Division of Revlon, Inc. from 1988 to 1991.  He previously held various positions with Benetton Group Spa, Saks Fifth Avenue Inc., Bloomingdale's Inc. and Macy's, Inc. Mr. Demsey serves as Chairman of the M.A.C AIDS Fund.

We believe Mr. Demsey's qualifications to sit on our Board include his extensive executive experience in global merchandising, marketing and branding and his experience with and knowledge concerning a number of our customers who are also customers of Estée Lauder.

Mr. Nuechterlein founded Isis Capital LLC, a venture capital and hedge fund in Alexandria, Virginia, in 2000 and has been its Managing Partner since its formation.  From 1997 until 2000, he served as Managing Director and Chief Investment Officer, Pension Fund Investments, at National Gypsum Company.  Prior to joining National Gypsum Company, Mr. Nuechterlein was Senior Counsel to the U.S. Trade Representative from 1995 until 1996.  He had previously practiced law with Dewey Ballantine, LLP from 1992 until 1995, served as Special Assistant for Policy to the Governor of Virginia from 1990 to 1991, and served as Counsel to the U.S. Senate's Judiciary Subcommittee on Technology from 1989 until 1990, and he practiced law with Covington & Burling from 1987 until 1989.  Mr. Nuechterlein serves on the Board of Trustees of Chesapeake Lodging Trust, where he is a member of the Nominating and Corporate Governance Committee, and on the Board of Directors of Cartica Capital.  He also serves on the Boards of Trustees of The College Foundation at the University of Virginia, The Potomac School in McLean, Virginia, Americans for Oxford, Inc. and the Classical American Homes Preservation Trust in New York, and is a member of the Council on Foreign Relations in New York.

We believe Mr. Nuechterlein's qualifications to sit on our Board include his extensive experience in strategic planning and corporate finance, as well as his knowledge of government and of international trade relations and regulations.

Ms. Wilkins founded Wilkins Management, Inc., an entertainment management company in Cambridge, Massachusetts, in 1986 and has served as its Chief Executive Officer and President since its formation.  In 2001, Ms. Wilkins co-founded Marsalis Music, an independent jazz record company, for which she has served as a senior adviser and director since its founding.  Prior to founding Wilkins Management, Ms. Wilkins was employed as an attorney with Arnold & Porter and as an accountant with KPMG LLP.  Ms. Wilkins serves as Chairman of the Board of New Orleans Habitat Musicians' Village, Inc. and serves on the Board of Trustees of the Berklee College of Music.

We believe Ms. Wilkins' qualifications to sit on our Board include her extensive experience in marketing and branding and the entertainment industry.

Mr. Mitarotonda is Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P., an investment management firm that he co-founded in November 1991.  Mr. Mitarotonda is also Chairman of the Board, President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a value-oriented activist investment fund.  Mr. Mitarotonda currently serves as a director of A. Schulman, Inc., where he serves on the Compensation Committee and the Strategic Committee, and The Pep Boys – Manny, Moe & Jack, where he serves on the Compensation Committee and the Nominating and Governance Committee and was the Chairman of the Board from July 2008 until June 2009.  During the past five years, he also served as a director of Ameron International Corporation, Griffon Corporation, Sielox, Inc. and Gerber Scientific, Inc.  He is also a former director of Register.com, Inc.  Mr. Mitarotonda also serves as the Chairman of the Business Advisory Board of Queens College.

We believe Mr. Mitarotonda's qualifications to serve on our Board include his status as a representative of holders of approximately 2.3% of our outstanding common stock, his management and financial experience derived from serving in senior executive positions with investment management and investment banking firms, his corporate governance expertise derived from serving as a director of numerous public companies, and his experience investing in retail, apparel and footwear companies.

Corporate Governance

We have adopted Corporate Governance Guidelines, which, in conjunction with the articles of incorporation, by-laws and Board Committee charters, form the basis for governance of Jones.  We have also adopted a Code of Business Conduct and Ethics for directors, officers and employees and a Code of Ethics for Senior Executive and Financial Officers.  The Corporate Governance Guidelines and Codes are available on our website, www.jonesgroupinc.com (under the "Our Company - Corporate Governance" caption).

Independence of Directors

Our Corporate Governance Guidelines provide that a majority of the Board shall consist of independent directors.  For a director to be independent, the Board must affirmatively determine that the director is independent under our Director Independence Standards.

The Board has determined that seven of our current directors who are nominees for re-election at this meeting – Gerald C. Crotty, Lowell W. Robinson, Robert L. Mettler, Margaret H. Georgiadis, John D.

Demsey, Jeffrey D. Nuechterlein and Ann Marie C. Wilkins – are independent.  The Board had determined that Donna F. Zarcone, who served as a director until the 2012 Annual Meeting of Stockholders (at which she did not stand for re-election) was also independent.

The Board has determined that three of our current directors, each of whom is a nominee for re-election at this meeting - Wesley R. Card, our Chief Executive Officer, Sidney Kimmel, currently our non-executive Chairman of the Board and until January 1, 2011, our executive Chairman, and Matthew H. Kamens, who, since 2002, has had a personal services contract with Mr. Kimmel - are not independent.

The Board has determined that Mr. Mitarotonda, the nominee for election at this meeting who is not currently serving as one of our directors, is independent under our Director Independence Standards.

The Director Independence Standards adopted by the Board of Directors are attached to this proxy statement as Annex A and are available on our website, www.jonesgroupinc.com (under the "Our Company - Corporate Governance" caption).

Board Leadership

Since May 2002, we have separated the positions of the Chief Executive Officer and Chairman, and until 2011, both the Chief Executive Officer and the Chairman were executive officers.  Effective on January 1, 2011, the executive officer position of Chairman was eliminated, and Mr. Kimmel ceased to be our executive Chairman and became our non-executive Chairman of the Board.  Both Mr. Card, our Chief Executive Officer, and Mr. Kimmel, our Chairman of the Board, are not independent within the meaning of our Director Independence Standards.

Since 2003, the independent directors have selected an independent director as Presiding Director.  Robert L. Mettler is currently our Presiding Director.  Among other responsibilities, the Presiding Director presides over executive sessions of the non-management and independent directors and establishes agendas for the meetings of the non-management and independent directors.

Through this structure, the non-management and independent directors have exercised an active role in setting out agendas and establishing priorities and procedures for the work of the Board.  Based upon this experience over ten years, the Board of Directors has determined that having an independent director serve as Presiding Director is the most appropriate leadership structure for the Board when neither the Chairman nor Chief Executive Officer is independent within the meaning of our Director Independence Standards.

Executive Sessions

Executive sessions of the non-management directors were held five times in 2012.  In addition, one session was held for independent directors.  Any non-management director may request that an additional executive session be scheduled.

Board Oversight of Risk

The Board exercises its oversight of our company's risks through regular reports to the Board from Mr. Card, in his role as Chief Executive Officer, and other members of senior management on areas of material risk, actions and strategies to mitigate those risks and the effectiveness of those actions and strategies.  The Board also administers its risk oversight function through its Audit and Compensation Committees.

The Audit Committee discusses with management our policies with respect to risk assessment and risk management, including our major financial and other risk exposures and the steps management has taken to monitor and control those risks.  Members of senior management with responsibility for oversight of particular risks report to the Audit Committee periodically throughout the year.  Our senior vice president of internal audit and compliance, with assistance from our outside internal audit firm, prepares annually a comprehensive risk assessment report which identifies the material business risks (including strategic, operational, financial reporting and compliance risks) for Jones as a whole, as well as for each business unit, and identifies the controls that address and mitigate those risks.  Our senior vice president of internal audit and compliance and the outside internal audit firm review that report with the Audit Committee each year.  The Audit Committee reports to the full Board annually, or more frequently as required, on its review of our risk management.

Management has assessed how our compensation policies and practices for our employees impact risk and reported on its assessment to the Compensation Committee.  Representatives of our Internal Audit and Human Resources Departments, in consultation with the Compensation Committee's independent compensation consultant, performed a risk analysis of our compensation programs for all employees.  Management first identified all employee compensation programs and the basic components of each program.  Management then identified key risks and, for those risks, identified both structural mitigating factors and mitigating controls in our internal control processes.  Based on this risk analysis, management determined those policies and practices are not reasonably likely to have a material adverse effect on us.  The Compensation Committee reviewed management's assessment and discussed it with management.

Board Structure and Committee Composition

The Board of Directors maintains three standing committees: Audit, Compensation and Nominating/Corporate Governance.  All three committees are composed entirely of independent directors.  The current members of each committee are identified in the table below.

Director	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Wesley R. Card
Sidney Kimmel
Matthew H. Kamens
Gerald C. Crotty		**	*
Lowell W. Robinson	**	*
Robert L. Mettler		*	**
Margaret H. Georgiadis	*
John D. Demsey		*
Jeffrey D. Nuechterlein	*
Ann Marie C. Wilkins			*

*   Member        **   Chair

Assignments to, and chairs of, the committees are recommended by the Nominating/Corporate Governance Committee and selected by the Board.  All committees report on their activities to the Board.  The function of each of the committees is described below.  Each of the committees operates under a written charter adopted by the Board.  All of the committee charters are available on our website, www.jonesgroupinc.com (under the "Our Company - Corporate Governance" caption).

During 2012, the Board held eight meetings and acted three times by written consent.  Each director attended at least 75% of all Board and applicable committee meetings held during the period for which he or she served as a director.  In addition, in any month when there is not a regularly scheduled Board meeting, the Board holds a conference call with senior management to review financial performance issues and other items of significance that may arise between Board meetings.  As set forth in our Corporate Governance Guidelines, directors are expected to attend our annual meetings of stockholders.  All of the incumbent directors at the time of the last annual meeting of stockholders in May 2012 attended that meeting.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934, as amended.  The Audit Committee assists the Board in oversight of (1) the integrity of our financial statements, (2) our independent registered public accountants' qualifications and independence, (3) the performance of our internal audit function and the independent registered public accountants and (4) our compliance with legal and regulatory requirements.  In addition, the Audit Committee renders its report for inclusion in our annual proxy statement.

The Audit Committee is also responsible for retaining (subject to stockholder ratification), evaluating and, if it deems appropriate, terminating our independent registered public accountants.

The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.  Each of the current members of the Audit Committee meets the enhanced standards for the independence of audit committee members under SEC rules and New York Stock Exchange listing standards, and is financially literate, as required of audit committee members by the New York Stock Exchange.  The Board has determined that Lowell W. Robinson is an audit committee financial expert.  The Board had also determined that Donna F. Zarcone, who served on the Audit Committee until the 2012 annual meeting of stockholders (at which she did not stand for re-election), was also an audit committee financial expert.

The Audit Committee held five meetings in 2012.

The report of the Audit Committee is included in this proxy statement on page 18.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of our Chief Executive Officer and other executives in light of such factors as our compensation philosophy, competitive practices and such other factors as the Committee deems appropriate.  In addition, the Compensation Committee renders its report for inclusion in our annual proxy statement.

Each of the current members of the Compensation Committee meets the enhanced standards for independence of compensation committee members under SEC rules and the NYSE listing standards.

The Compensation Committee held five meetings in 2012 and acted by written consent six times.

The Committee has retained Compensation Advisory Partners LLP ("CAP"), an outside compensation consultant.  The consultant reports directly to the Compensation Committee.  For a description of the scope and nature of CAP's engagement with respect to our executive compensation program, see "Executive Compensation - Compensation Discussion and Analysis - Oversight of Our

Executive Compensation Program" in this proxy statement.  CAP provides advice on the structure of our director compensation program and assists the Nominating/Corporate Governance Committee in the periodic review of our director compensation in comparison to that of peer companies.

The Compensation Committee's process includes executive sessions where the Committee meets alone, or with its consultant, tax counsel or other legal advisors, without the presence of management.  The Compensation Committee Chair also regularly consults with other Committee members, management, the Committee's consultant and the Committee's other advisors.  The Committee has exclusive authority to determine the compensation of our named executive officers, as well as to make equity grants to other executives who are subject to Section 16 of the Securities Exchange Act of 1934, pursuant to Rule 16a-2.  The Committee also exercises authority to determine the compensation for other individuals who report directly to our Chief Executive Officer and our President.

The Compensation Committee has the authority to designate a "CEO Committee," composed of the director serving as our Chief Executive Officer, and to delegate to the CEO Committee the authority to:

•	direct the grant of awards to persons who are eligible to receive awards under our 2009 Long Term Incentive Plan in connection with either the hiring or promotion of such persons and
•
determine the number of shares covered by such awards, the types and terms of any such options to be granted and the exercise prices of such options, and the terms and conditions of vesting and the purchase price, if any, of any such grants of restricted stock or restricted stock units.

However, the CEO Committee does not have authority to:

•
grant awards to our chief executive officer or to any other eligible individual who at the time of the award is, or is reasonably expected to become, subject to the provisions of Section 16 of the Securities Exchange Act of 1934, pursuant to Rule 16a-2,

•
during any calendar year, grant options to purchase more than 200,000 shares in the aggregate, grant more the 75,000 shares of restricted stock in the aggregate, or grant more than 75,000 restricted stock units in the aggregate or

•
grant to any person eligible to receive an award under our 2009 Long Term Incentive Plan awards of options to purchase more than 25,000 shares in the aggregate and/or awards of more than 10,000 shares of restricted stock in the aggregate and/or awards of more than 10,000 restricted stock units in the aggregate.

The report of the Compensation Committee is included in this proxy statement on page 33.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2012 were Messrs. Crotty, Robinson, Mettler, and Demsey.  No current member of the Compensation Committee has, and no former member had during his service on the Compensation Committee, a relationship that would constitute an interlocking relationship with our executive officers or our other directors.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board in fulfilling its responsibilities by (1) identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, (2) advising the Board and the committees of the Board regarding their membership and procedures and (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to us and otherwise taking a leadership role in shaping our corporate governance.  The Nominating/Corporate Governance Committee also recommends to the Board the compensation of directors.

The Nominating/Corporate Governance Committee held six meetings in 2012.

Director Nomination Process

Pursuant to our Corporate Governance Guidelines in connection with the director selection and nomination process, the Nominating/Corporate Governance Committee reviews the composition of the Board as a whole and considers the desired experience, mix of skills and other qualities necessary to assure appropriate Board composition, taking into account the current Board members and specific needs of our company and the Board.  The Nominating/Corporate Governance Committee considers the requirement set forth in the Corporate Governance Guidelines that at least a majority of the Board members be independent as required by applicable laws and regulations and also considers any specific expertise necessary for members of Board committees.

Our Corporate Governance Guidelines contain general criteria for the nomination of director candidates, which include the following:

•	the candidate's unquestioned character and integrity,
•	mature judgment,
•	diversity of background and experience,
•	demonstrated skills in his/her area of present or past professional, business, academic or non-profit responsibility,
•	an ability to work effectively with others,
•	sufficient time to devote to our affairs and
•	freedom from conflicts of interest.

The Nominating/Corporate Governance Committee and the Board believe that candidates who satisfy those criteria will (i) advance the Board's ability to oversee and direct our officers and business and (ii) enhance the decision making ability of the Board as a whole in the best interests of our stockholders.

The information as to each director set forth above on pages 6 to 9 includes a description of the experience, qualification, attributes or skills that were considered by the Nominating/Corporate Governance Committee and Board to determine that the individual nominee should serve as a director of our company.  The Nominating/Corporate Governance Committee and the Board believe the nominees, taken together, create a Board that is strong in its collective knowledge and experience, derived from the skills and experience of its individual members in a wide variety of areas that are important to us, including corporate governance and board service, executive management, finance, accounting, marketing and retailing.

In its consideration of the criteria providing for diversity of background and experience, the Nominating/Corporate Governance Committee looks at the entirety of the Board and the full range of diversity, including professional experience, skills, background and age, as well as personal characteristics.

The Nominating/Corporate Governance Committee and the Board implement the consideration of diversity of background and experience through discussions at meetings of the Nominating/Corporate Governance Committee.  In the Nominating/Corporate Governance Committee's annual self-evaluation, one of the factors the Committee considers is how the Committee performed in assuring appropriate Board composition and diversity of background and experience.

Stockholder Nominees

Our Nominating/Corporate Governance Committee is open to selecting as candidates for the Board of Directors individuals of merit regardless of background, whom the Committee believes have the potential to be superior directors of a public company, consistent with applicable law, the listing standards of the New York Stock Exchange and our Corporate Governance Guidelines.

As provided in our Corporate Governance Guidelines, the Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders.  The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Director."  Any candidate proposals by stockholders for consideration by the Nominating/Corporate Governance Committee should include the candidate's name and qualifications for Board membership and should be addressed to:

Chair
Nominating/Corporate Governance Committee
c/o Secretary
The Jones Group Inc.
1411 Broadway, 36th Floor
 New York, New York 10018

In addition, our by-laws permit stockholders to nominate directors for consideration at a stockholders' meeting.  For a description of the process for nominating directors in accordance with our by-laws, see "Submission of Stockholder Proposals and Nominations" on page 62.

Identifying and Evaluating Nominees for Director

When the Board identifies an opportunity or needs to add a new Board member with specific qualifications or to fill a vacancy on the Board, the Nominating/Corporate Governance Committee initiates a search and seeks input from Board members, senior management and others.  From time to time, the Board has hired an executive search firm to assist it in identifying or evaluating potential candidates for submission to the Nominating/Corporate Governance Committee for its consideration.

When initial candidates who satisfy specific criteria and otherwise qualify for membership on the Board are identified and presented to the Nominating/Corporate Governance Committee, members of the Nominating/Corporate Governance Committee interview them.  The Committee keeps the full Board informally informed of its progress, including giving the full Board an opportunity to interview the candidates.  The Nominating/Corporate Governance Committee considers and approves the final candidate, and then seeks full Board endorsement of the selected candidate.  Candidates recommended by stockholders and candidates recommended by other persons or entities are evaluated by the Nominating/Corporate Governance Committee in the same manner, including whether they meet the minimum criteria set forth in our Corporate Governance Guidelines.

Except for Mr. Mitarotonda, all nominees for election at this annual meeting were previously elected by stockholders.  Mr. Mitarotonda was nominated for election at this annual meeting by the Board.  See "Item 1 – Election of Nominees for Director" for additional information concerning his nomination.

Communications with the Board or the Presiding Director

Interested parties may contact our Board of Directors, our non-management directors as a group, our Presiding Director or any other director by writing to the Board, our non-management directors as a group, or such director c/o Secretary, The Jones Group Inc., 1411 Broadway, 36th Floor, New York, New York 10018.  The Secretary will promptly forward any communication unaltered to the Board, non-management directors as a group or such director.

Policy with Respect to Related Person Transactions

It is our policy, set forth in writing, not to permit any transaction in which we are a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect interest unless approved in advance by the Audit Committee of the Board of Directors, other than

•  transactions available to all employees,
•	transactions involving purchases of our products at discounts made generally available to all employees or an identified group of employees,
•	transactions involving compensation approved by the Compensation Committee of the Board of Directors or
•
charitable contributions involving less than $10,000 per annum to a charitable entity of which one of our executive officers or directors, their immediate family members, or a 5% shareholder of our company is an executive officer.

Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors.  A copy of our Statement of Policy with Respect to Related Person Transactions is available on our website, www.jonesgroupinc.com (under the "Our Company - Corporate Governance" caption).

Director Compensation and Stock Ownership Guidelines

The following table provides information on compensation for the year ended December 31, 2012 paid to each non-management director.  Directors who are employees receive no additional compensation for serving on the Board of Directors.

2012 Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)	Total ($)
Sidney Kimmel	68,000	99,999	167,999
Matthew H. Kamens	76,000	99,999	175,999
Gerald C. Crotty	115,000	99,999	214,999
Lowell W. Robinson	109,666	99,999	209,665
Robert L. Mettler	140,000	99,999	239,999
Margaret H. Georgiadis	86,000	99,999	185,999
John D. Demsey	88,000	99,999	187,999
Jeffrey D. Nuechterlein	88,000	99,999	187,999
Ann Marie C. Wilkins	86,000	99,999	185,999
Donna F. Zarcone (4)	45,167	99,999	145,166

(1)	Non-management directors receive a $50,000 annual retainer, $2,000 for attending a Board meeting and $2,000 for attending a committee meeting or a meeting of the non-management or independent directors. In addition, the Presiding Director receives an annual retainer of $25,000, the chair of the Audit Committee receives an annual retainer of $20,000, the chair of the Compensation Committee and the Nominating/Corporate Governance Committee receives an annual retainer of $15,000. Non-management directors are not compensated for participation in the conference calls with senior management that are held during months in which there is no regularly-scheduled Board meeting.

(2)	Each non-management director may elect to defer all or a portion of his or her annual retainer and meeting attendance fees under The Jones Group Inc. Deferred Compensation Plan for Outside Directors until the earlier of his or her termination of service on the Board or a date selected by the director under the Plan. The Plan does not provide for above-market or preferential earnings. Each director can choose to invest the funds in either of the following two types of hypothetical investments:

Share Units.  This type of investment allows the director to invest his or her compensation in hypothetical shares of our common stock based on the market price of the common stock at the time the compensation would have been paid.  Hypothetical dividends are "reinvested" in additional share units based on the market price of the common stock at the time dividends are paid on the common stock.  All share units are paid out in cash.

Cash Units.  Funds in this type of account are credited with interest monthly based on U.S. Treasury bill rates using the Treasury constant maturities daily "1-year" rate.

For certain years prior to 2012, Mr. Crotty had elected to have his fees deferred in the form of share units.

(3)	Each non-management director receives an annual grant of restricted common stock equal in value to $100,000, with new non-management directors receiving an initial grant equal in value to $150,000. The restricted stock awards vest in equal installments over three years. The awards are made from shares available under our 2009 Long Term Incentive Plan. The restricted stock awards have a value equal to the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC Topic 718"). Assumptions used in the valuation of equity-based awards are discussed in "Summary of Accounting Policies - Restricted Stock" and "Stock Options and Restricted Stock" in Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(4)	Ms. Zarcone did not stand for re-election at the 2012 Annual Meeting of Stockholders and, accordingly, ceased her service on the Board of Directors effective as of May 17, 2012.

The following table shows the aggregate number of outstanding restricted stock awards held by our non-management directors as of December 31, 2012.

Name	Shares of Restricted Stock
Sidney Kimmel	13,997
Matthew H. Kamens	16,037
Gerald C. Crotty	16,037
Lowell W. Robinson	16,037
Robert L. Mettler	16,037
Margaret H. Georgiadis	16,037
John D. Demsey	18,493
Jeffrey D. Nuechterlein	18,493
Ann Marie C. Wilkins	18,493
Donna F. Zarcone (1)	-

(1)	All shares of unvested restricted stock held by Ms. Zarcone on May 17, 2012, the date on which she ceased service as a director, were forfeited and cancelled as of that date.

Non-management directors are expected to own shares of our common stock equal in value to at least five times the then-current amount of the annual retainer.  The guidelines are in place to further enhance alignment between the interests of Board members and stockholders, through meaningful stockholdings on the part of the directors.  That ownership stake should be achieved within five years of their election or appointment to the Board of Directors (or, in the case of those directors serving as such at the time the requirement was adopted on October 28, 2002, by October 28, 2007).  Each director may count toward that requirement the value of shares owned (including shares of restricted stock) and the value of share units credited to the director's account under The Jones Group Inc. Deferred Compensation Plan for Outside Directors.  All current non-management directors meet the share ownership level under the guidelines as of the date of this proxy statement.

Transactions with Related Persons

On May 3, 2013, we entered into an agreement (the "Barington Agreement") with Barington Capital Group, L.P. and certain of its affiliates and co-investors (collectively, "Barington") and James A. Mitarotonda, Chairman, President and Chief Executive Officer of Barington Capital Group, L.P.  Pursuant to the Barington Agreement, the Board agreed to increase the size of the Board and to nominate Mr. Mitarotonda for election as a director for a one-year term ending at our next annual meeting of stockholders.  Barington, which owns approximately 2.3% of our outstanding common stock, agreed to abide by certain customary standstill provisions until our 2014 annual meeting of stockholders and to vote its shares of our common stock at the 2013 annual meeting (a) in favor of the Board's slate of nominees and (b) against any stockholder nominations for director that are not approved and recommended by the Board.  We agreed to reimburse Barington $170,000 for their out-of-pocket expenses in connection with the nomination of Mr. Mitarotonda, the 2013 annual meeting, the Barington Agreement and all of Barington's other activities and matters related to the foregoing.

Audit Committee Report

The Audit Committee assists the Board of Directors in its general oversight of the integrity of Jones' financial statements, the independent registered public accountants' qualifications and independence, the performance of our internal audit function and the independent registered public accountants' and Jones' compliance with legal and regulatory requirements.  The independent registered public accountants report directly to the Audit Committee.

Our management has primary responsibility for preparing Jones' financial statements and our financial reporting process.  Our independent registered public accountants, BDO USA, LLP, are responsible for expressing an opinion on the conformity of Jones' audited financial statements with accounting principles generally accepted in the United States.

Our management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting.  BDO USA, LLP's responsibility is to express an opinion on the effectiveness of our internal control over financial reporting based on their audit.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with Jones' management.

2.	The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statements on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the independent registered public accountants the independent registered public accountants' independence.

4.	Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Jones' Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Audit Committee:	Lowell W. Robinson (Chairman) Margaret H. Georgiadis Jeffrey D. Nuechterlein

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.

Executive Compensation

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors (the "Committee") establishes the compensation of our named executive officers, within a compensation program designed to attract, retain and motivate executives who enable us to achieve our strategic and financial goals.  The compensation program delivers a substantial portion of the total compensation of our named executive officers in the form of performance-contingent cash and equity awards.

Executive Summary

2012 Financial Results

Our company's financial results in 2012, 2011 and 2010, are shown below:

Measure	2012	2011	2010
Revenues (in millions)	$3,798.1	$3,785.3	$3,642.7
(Loss) Earnings Per Share	(0.72)	0.61	0.62
Operating Income (in millions)	74.7	140.5	144.9
Operating Cash Flow (in millions)	112.7	271.7	141.3

The 2012 financial results in the table above are as reported in our audited financial statements. The financial performance metrics utilized in establishing goals and determining achieved results under our annual and long-term performance-based compensation plans described in this discussion are based on 2012 Adjusted Results.  See the tables on pages 26 and 28 and the accompanying discussions.

Overview of 2012 Executive Compensation Program

•	More than 60% of the total direct compensation (i.e., salary, annual cash incentives and equity) of our named executive officers was composed of performance-based compensation.

•	Annual cash incentives are earned based on performance against pre-established corporate financial metrics and, for certain named executive officers, against individual qualitative performance goals.

•	For the 2012 performance year, the Committee changed the structure of awards under the annual cash incentive plan by:

•	Introducing earnings per share ("EPS") as a third corporate financial performance metric, in addition to operating income and operating cash flow;

•
Changing the weighting of the corporate financial performance metrics to increase the emphasis on profitability, as measured by EPS and operating income, and to reduce the emphasis on operating cash flow; and

•	Increasing the threshold financial performance goal for operating income that must be achieved for payment of an incentive cash award to 75% of budget, from 70%.

•	Our corporate performance with respect to operating cash flow was well above the budgeted target, and our corporate performance with respect to operating income was below the budgeted target but above the threshold goal, which resulted in the payment of annual cash incentive awards to our named executive officers ranging from 104% to 107% of target.
•
Our primary long-term equity incentive program consists of performance-contingent restricted stock grants.  Vesting of 50% of the shares depends on achievement of three-year cumulative operating cash flow targets.  The remaining 50% is contingent on our three-year total shareholder return performance compared to a peer group of apparel, retail and footwear companies.

•
50% of the shares granted in 2010 were earned based on cumulative operating cash flow performance for 2010 through 2012, but since we did not achieve our objectives with respect to our cumulative total shareholder return performance for that period relative to that of our peer companies, 50% of the performance-contingent shares were forfeited.

 Changes for 2013

The Committee considered the results of the 2012 stockholder advisory vote approving our executive compensation program, where we received 97% support for our program.  As a result, the Committee continued most aspects of our executive compensation program for 2013.  However, the Committee approved two changes to the structure of awards under the annual cash incentive plan for the 2013 performance year in order to increase the performance orientation of, and simplify, the cash incentive program.

The weighting of the performance factors for senior corporate executives other than Messrs. Card and Dickson was changed so that corporate operating income accounts for 50%, corporate operating cash flow accounts for 25%, and individual qualitative goals account for 25%.  As a result, EPS is no longer included as a corporate performance factor for senior corporate executives other than Messrs. Card and Dickson.  This simplifies the structure of awards by reducing the number of performance factors.  It also recognizes that these executives have less ability to impact our EPS than do Messrs. Card and Dickson.

The weighting of the performance factors for Messrs. Card and Dickson remains the same as in 2012, with corporate operating income accounting for 50%, EPS accounting for 15% and operating cash flow accounting for 35%.  EPS was retained as a corporate performance factor for Messrs. Card and Dickson, because these two executives have a greater ability to impact our EPS than other senior corporate executives.

In 2013, the weighting of the performance factor tied to individual qualitative goals will vary depending on the achievement of the corporate financial performance metrics.  For those participants whose performance factors include individual qualitative goals, the 25% component tied to the achievement of the individual goals will be adjusted up or down to reflect the degree to which both of the corporate performance factors are achieved , subject to a minimum payout of 10% and a maximum payout of 35%.  For example, if the portion of the cash incentive payout based upon achievement of the corporate performance factors is 75%, the portion of the payout based upon the participant's achievement of individual qualitative goals cannot exceed 18.75% (25% x 75% = 18.75%).

The Committee continued its commitment to good governance practices by maintaining Stock Ownership Guidelines for executives, which include share retention requirements, and avoiding excessive severance and change in control benefits.

In 2013, we expanded our insider trading policy to prohibit pledging of Company stock by directors and executive officers and to prohibit various speculative transactions in company stock, including short sales, purchases of put and call options and other hedging transactions by directors, officers and employees.  We believe that this policy, together with our Stock Ownership Guidelines for Executives, align the interests of our executive officers with those of our shareholders.

Compensation Program Objectives

The objectives of our executive compensation program are to:

•	Assist us to successfully attract, retain, and motivate executives who enable us to achieve high standards of consumer satisfaction and operational excellence; and

•	Hold our executives accountable, offer rewards for successful results and produce value for our shareholders over the long term.

Our policy for the named executive officers is to pay competitively, taking into account our objectives for annual and long-term performance.  The Committee believes this helps to achieve the objective of attracting, retaining and motivating executives in the highly competitive retail and apparel / footwear / accessories industries.  Because a large portion of total executive compensation is provided in the form of incentives that are contingent on performance, actual compensation of these executives will vary above and below the amount payable at target performance levels, depending on our financial results and their individual performance.  In periods of strong performance, actual compensation will exceed the amount payable at target.  If a downturn in performance occurs, actual compensation will fall below the target amount.

Compensation Program for Named Executive Officers

The elements of the compensation program for our named executive officers and information about their compensation in 2012 is summarized below.

Elements	Description	2012 Executive Compensation
Base salary
•Compensates our executives for their position and level of responsibility.

•Employment agreements define a minimum annual salary for each named executive officer.

•Committee reviews annually and may adjust salaries above the minimum, depending on individual performance, impact on the business, tenure and experience, changes in job responsibilities and market practice.

•A salary increase was awarded to one of the named executive officers.

Elements	Description	2012 Executive Compensation
Annual cash incentive
•Pays cash awards if financial and, if applicable, individual performance objectives are achieved.

•Target awards were established so that total target annual cash compensation levels would be in line with the peer group (described below under "Market Data Used to Assess Compensation") when current base salaries are taken into account.

•Annual cash incentives were earned based on performance against three corporate financial metrics: operating income, operating cash flow and EPS, and for certain named executive officers, against individual qualitative performance goals.

•Target awards for named executive officers ranged from 50% to 100% of salary.

•Our corporate performance with respect to operating cash flow was well above the budgeted target, and our corporate performance with respect to each of operating income and EPS was below the budgeted target but above the threshold goal.

•Named executive officers earned cash awards ranging from 104% to 107% of target.

Performance-contingent restricted stock
•Granted to align the interests of our executives with the interests of our stockholders.

•Value of awards depends on our stock price performance and the number of shares earned depends on the degree of achievement of three-year total shareholder return and three-year operating cash flow objectives.

•Retains our executives through three-year cliff vesting requirements.

•Restricted stock awards to individual named executive officers ranged from $258,750 to $4 million, based on the closing price of our stock on the date of grant.  The shares will vest in February 2015 if and to the extent corporate financial performance goals for the period from 2012 to 2014 are achieved.

•Only 50% of shares awarded in 2010 vested in February 2013, because cumulative total shareholder return goals for the period from 2010 to 2012 were not achieved, although cumulative operating cash flow goals were achieved.

Restricted stock with time-based vesting	•Used selectively. •Primary purposes are for recruiting, retention and special recognition. •Vest over two to three-year periods.	•50,000 shares of restricted stock, which are scheduled to vest in February 2015, were awarded to Mr. Dickson as a retention device.

Elements	Description	2012 Executive Compensation
Employee benefits	•Named executive officers participate in the same benefit plans available to all full-time, salaried employees. •Supplemental retirement benefits are provided to Messrs. Card and Dansky.	•No changes in 2012.
Perquisites
•Includes car allowances or car services for named executive officers, a housing allowance, and related tax gross-up for Mr. Card and temporary living allowance and related tax gross-up for Mr. Dickson.

•Mr. Card's housing allowance was a negotiated condition to his retention that went into effect in 2002.

•Mr. Dickson received an allowance for temporary living expenses, together with a tax-gross up payment to cover the taxable income attributable to the allowance, through April 2012.

Base Salary

In 2012, the following salaries were in effect for the named executive officers.

Named Executive Officer	2012 Salary	2011 Salary	Increase
Wesley R. Card	$1,600,000	$1,600,000	$ -
Richard Dickson	1,100,000	1,100,000	-
John T. McClain	650,000	650,000	-
Ira M. Dansky	700,000	700,000	-
Christopher R. Cade	345,000	330,000	15,000

Mr. Cade's salary was increased in 2012 by $15,000 and in 2013 by $55,000, each time to recognize the increasing complexity of his responsibilities as our Chief Accounting Officer and Controller and his tenure with our company.  None of the other named executive officers received salary increases for 2012 or 2013.

Annual Cash Incentive

The 2007 Executive Annual Cash Incentive Plan (the "Incentive Plan") was adopted and approved by our stockholders in 2007, and the material terms for performance-based awards under the Incentive Plan were reapproved by our stockholders in 2012.  During the first quarter of each year, the Committee assigns a target annual cash incentive award to each participant and approves the financial performance and individual performance objectives to be achieved during the year.  The threshold awards represent the incentive awards payable if our minimum financial goals are achieved and, if applicable, the participants achieve their individual performance objectives.  The maximum award is the largest amount payable if financial goals are exceeded and, if applicable, our named executive officers fully achieve their individual performance objectives.

Award opportunities for our named executive officers under the Incentive Plan for 2012 are shown below.

	Annual Cash Incentive Award for 2012 Performance Year
Named Executive Officer	Threshold % of Salary	Target % of Salary	Maximum % of Salary
Wesley R. Card	50%	100%	150%
Richard Dickson	45%	90%	135%
John T. McClain	38%	75%	113%
Ira M. Dansky	25%	50%	75%
Christopher R. Cade	25%	50%	75%

Annual Cash Incentive Structure for 2012 Performance Year.

Corporate financial performance goals were based on three metrics: operating income, operating cash flow and EPS.  We use operating income and operating cash flow metrics because it is critical that our business generates positive cash flow and operates profitably.  For 2012, to increase the emphasis on profitability, we added EPS as a metric, increased the weighting applied to operating income, and correspondingly decreased the weighting applied to operating cash flow.  The respective weighting applied to each of these metrics is shown in the following table.

	Total Company			Individual Performance Goals
Named Executive Officer	Operating Income	Operating Cash Flow	EPS
Wesley R. Card	50%	35%	15%	0%
Richard Dickson	50%	35%	15%	0%
John T. McClain	40%	25%	10%	25%
Ira M. Dansky	40%	25%	10%	25%
Christopher R. Cade	40%	25%	10%	25%

Annual cash incentives for Messrs. Card and Dickson depended solely on total company performance.  For Messrs. McClain, Dansky and Cade, annual cash incentives of up to 25% of the target award could be paid to recognize individual performance against qualitative goals.  The individual performance component was payable, provided that we achieved at least the minimum amount specified on the approved performance scales for any of the corporate financial performance metrics.  This allowed the Committee some flexibility to pay out incentive compensation in recognition of excellent individual contributions, if financial results warranted.

Annual Cash Incentives Earned for 2012 Performance.  In the first quarter of 2013, the Committee assessed our actual performance relative to the goals established for 2012, as shown in the following table.  Based on the corporate results, Messrs. Card and Dickson earned bonuses of 104% of target.  Based on corporate results and individual performance against qualitative goals, the remaining named executive officers earned bonuses of 107% of target.  These awards are shown as Non-Equity Incentive Plan Compensation in the 2012 Summary Compensation Table.

(All dollar amounts in millions)
	2012 Performance Scale (1)			2012 Adjusted Results	% Bonus Achievement (2)
Performance Metrics	Threshold Goal	Budgeted Goal	Maximum Goal
Operating Income	$172.6	$230.1	$253.1	$206.9	80%
Operating Cash Flow	$130.1	$150.5	$158.7	$256.9	150%
EPS	$0.92	$1.36	$1.54	$1.19	80%
Combined Bonus Achievement:					104%

Notes:

(1)    Interpolation applies for intermediate points.

(2)	The table shows bonus achievement for Mr. Card and Mr. Dickson, and reflects that their bonuses depended entirely on corporate financial results, with no individual performance component. Potential bonus achievement for other participants, including Messrs. McClain, Dansky and Cade, was slightly different, because 75% of their bonuses depended on corporate financial results and 25% depended on individual performance.

In the table above, 2012 Adjusted Results were defined to exclude the impact of unusual, unplanned, non-recurring or extraordinary items, including costs related to restructuring and severance, unbudgeted stock compensation expense, expenses related to acquisitions, asset impairments, and other unbudgeted items.  Since the 2012 Adjusted Results are not determined under generally accepted accounting principles, the amounts differ from the amounts reported in our financial statements.

Our budgeted financial goals are established in the fourth quarter of each year and reflect the year-to-date performance of our businesses, then-current trends in the markets in which we do business, and expectations for both those markets and the macroeconomic environments in the principal geographical areas in which our products are sold.  Our 2012 budgeted goal for operating income ($230.1 million) represents an 8.0% increase from our 2011 adjusted results of operating income ($212.9 million).

Budgeted operating cash flow goals reflect the budgeted revenue and operating income goals and the levels of working capital that we anticipate will be required to support those goals.  Our 2012 budgeted goal for adjusted operating cash flow ($150.5 million) was considerably lower than our 2011 adjusted operating cash flow ($302.8 million), primarily because of higher levels of working capital and cash interest expense ($113.0 million and $21.0 million, respectively) that we anticipated would be required to support higher budgeted 2012 revenues. Our actual revenues were considerably lower than our budgeted revenues in 2012, and as a result, our 2012 adjusted operating cash flow was considerably higher than had been budgeted.

Long-Term Incentive Awards

Equity awards are granted under our 2009 Long Term Incentive Plan (the "LTIP").  An amendment to increase the share reserve under the LTIP is being submitted to stockholders at our 2013 Annual Meeting for approval.  See "Item 4 – Proposal to Approve an Amendment to the 2009 Long Term Incentive Plan" for a description of the LTIP and the proposal.  Since 2003, most of the long-term incentive awards made to the named executive officers have been performance-contingent restricted stock awards.  We have also granted awards of time-based restricted stock on a limited basis.  No stock options have been granted under the LTIP since 2005.

Long-term incentive awards are typically granted to the named executive officers annually at a Committee meeting in late January or early February.  The meeting dates are not tied to the release of our financial results.

2012 Performance-Contingent Restricted Stock Awards.

The performance-contingent restricted stock awards granted to the named executive officers during 2012 are shown in the "Grants of Plan-Based Awards in 2012" table on page 36.  The dollar amounts shown for the named executive officers in the Summary Compensation Table for stock awards are calculated pursuant to valuation methods under ASC Topic 718, as required under applicable SEC regulations.  Such valuation methods can and do cause significant fluctuations in year-to-year valuations of restricted stock awards.

The vesting of performance-contingent restricted stock is subject to two performance conditions.  First, if our total shareholder return (which is the stock price appreciation, assuming dividends are reinvested in our common stock when paid) for the period from 2012 through 2014 is equal to or greater than the median total shareholder return of a peer group of apparel, footwear, and department store companies, 50% of the shares will vest.  This peer group of companies was developed by the Committee in consultation with the Committee's independent compensation consultant and management and includes:

Apparel and Footwear Companies	Retail Companies
Bakers Footwear Group Inc.
Brown Shoe Company, Inc. [1]
Carter's, Inc. [1]
Coach, Inc. [1]
Fossil, Inc. [1]
Genesco Inc. [1]
Guess?, Inc. [1]
Hanesbrands Inc. [1]
 Fifth & Pacific Companies, Inc.
Nike, Inc.
Oxford Industries, Inc.
PVH Corporation [1]
Ralph Lauren Corporation [1]
 Rocky Brands, Inc.
Skechers USA, Inc.
 Steven Madden, Ltd.
V.F. Corporation [1]
The Warnaco Group, Inc. [1]
 Wolverine World Wide, Inc.
ANN INC. [1] The Bon-Ton Stores, Inc. [1] Dillard's, Inc. [1] J.C. Penney Corporation Inc. Kohl's Corporation Macy's, Inc. Nordstrom Inc. Quiksilver, Inc. [1] Saks Incorporated [1] Sears Holdings Corporation

1	These companies are included in the subset of comparably-sized companies used by the Committee in 2012 to assess the total compensation of our named executive officers, as described under "Market Data Used to Assess Compensation."

The Compensation Committee reviewed the peer group in 2013 and added Decker Outdoor Corporation, DSW Inc., Michael Kors Holdings Limited, Ross Stores Inc. and The TJX Companies.  In addition, Bakers Footwear Group Inc. and The Warnaco Group were eliminated, because they are no longer publicly-traded companies.

The remaining 50% of the shares will vest if cumulative operating cash flow for 2012 through 2014 is $450 million or more.  In determining achievement of that goal, the Committee adjusts either the performance goal or actual results to exclude the impact of unusual, unplanned, non-recurring or extraordinary items, including costs related to restructuring and severance, expenses related to acquisitions, asset impairments, and other unbudgeted items.  In 2012, adjusted operating cash flow was $256.9 million.  Although the metric of operating cash flow is the same as the metric for a portion of the annual cash incentive awards, the measurement period (three years) is considerably longer, and measurement of cumulative results over the period is designed to incentivize the longer-term financial health of the Company.

The percentage of shares that will vest, if and to the extent each performance condition is achieved, is shown in the table below.

Total Shareholder Return		Cumulative Operating Cash Flow
Performance Relative to Peers	Vesting	Performance Against Budget	Vesting
Median or Better	100%	100% or Better	100%
40th Percentile	75%	90%	75%
30th Percentile	50%	80%	50%
Below 30th Percentile	0%	Below 80%	0%

Note: Interpolation applies for intermediate points.

Vesting in 2012 of 2010 Performance-Contingent Restricted Stock Awards.  In 2010, Mr. Card was awarded 267,379 restricted shares, Mr. McClain was awarded 65,173 restricted shares, and Mr. Dansky was awarded 46,791 restricted shares.  Vesting of 50% of these awards was contingent on achievement of cumulative operating cash flow targets for 2010 through 2012 and 50% was contingent on achievement of cumulative total shareholder return performance for the same period as compared to a specified peer group of publicly-traded companies.  These shares of restricted stock were eligible to vest on the second business day immediately following our public announcement of fourth quarter financial results for 2012, contingent on achievement of those targets.

The percentage of shares vesting based on achievement of each performance condition is shown in the table below.

Metric	Goal for 2010 - 2012	Adjusted Results	Achievement	Percent of Shares Vesting
Cumulative Operating Cash Flow	$400 Million	$605 Million	100% x 50% weighting =	50%
Total Shareholder Return vs. Peer Group	Equal or exceed peer group median	Below 30th percentile vs. peer group	0% x 50% weighting =	0%
Total				50%

Since we exceeded the operating cash flow goal, 100% of the shares contingent on operating cash flow vested.  Our relative total shareholder return was below the 30th percentile compared to the peer group.  As a result, none of the shares contingent on relative total shareholder return vested.  The combined result was that 50% of the restricted shares granted in 2010 were earned and 50% of the restricted shares were forfeited and cancelled on January 31, 2013.  See footnote 2 to the "Outstanding Equity Awards at December 31, 2012" table on page 37.

2012 Restricted Stock Awards with Time-Based Vesting

In February 2012, the Committee awarded Mr. Dickson 50,000 shares of time-based restricted stock that are scheduled to vest after three years.  The Committee made these awards as a retention device and to provide additional incentive to Mr. Dickson.

Oversight of Our Executive Compensation Program

The Committee oversees and administers our executive compensation program and establishes the compensation of our executive officers.  The Committee's responsibilities are detailed in its charter, which can be found on our website at www.jonesgroupinc.com/Our Company/Corporate Governance.

Since September 2009, the Committee has retained Compensation Advisory Partners LLC ("CAP") as its independent compensation consultant.  CAP's work for the Committee includes providing advice on how to structure cash and equity incentives, benchmarking the total compensation of our named executive officers relative to the peer group discussed above, assessing our financial performance against the peer group, and providing guidance on changing regulatory requirements and best practices.  CAP provides advice on the structure of our director compensation program and assists the Nominating/Corporate Governance Committee in the periodic review of our director compensation in comparison to that of peer companies.  CAP reports directly to the Compensation Committee and, as to director compensation matters, to the Nominating/Corporate Governance Committee and does not provide other services to our Company.

In December 2012, the Compensation Committee evaluated CAP's independence in light of new SEC rules and NYSE listing standards, including the following factors: (1) other services provided to us by the consulting firm; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and any member of the Board of Directors; (5) any Company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.  The Compensation Committee discussed these factors and concluded that the work of CAP did not raise any conflict of interest.

Our Chief Executive Officer makes recommendations on our executive compensation program and the compensation of our named executive officers, other than himself.  The Chief Executive Officer and the head of our Human Resources department, the Chief People Officer, typically attend the meetings of the Committee.  The Committee also meets in executive session alone or with its consultant and legal and tax advisors without the presence of management.  Between scheduled Committee meetings, the Committee Chair also regularly consults with other Committee members, management, the Committee's consultant and the Committee's other advisors.

As discussed above under "Corporate Governance – Board Oversight of Risk," members of our senior management have assessed how our compensation policies and practices for our employees impact risk and reported on its assessment to the Compensation Committee.  Representatives of our

Internal Audit and Human Resources Departments, in consultation with CAP, performed a risk analysis of our compensation programs for all employees, identifying all employee compensation programs, the basic components of each program, key risks and, for those risks, both structural mitigating factors and mitigating controls in our internal control processes.  Based on this risk analysis, management determined those policies and practices are not reasonably likely to have a material adverse effect on us.  The Committee reviewed management's assessment and discussed it with management.

Market Data Used to Assess Compensation

The Committee regularly reviews data on industry compensation levels and financial performance to assess competitive levels of compensation for our executive officers and the alignment between compensation and our financial performance.  The Committee uses compensation data from the peer group as a general reference point.  The Committee does not target the compensation of the named executive officers to achieve a particular percentile position compared to the peer group.

In 2012, the Committee, with the assistance of its consultant, assessed the total compensation of our named executive officers and our financial and total shareholder return performance.  The review compared us to a subset of the companies included in the peer group used to measure relative total shareholder return performance.  The companies included (i) direct competitors that manufacture apparel and footwear, (ii) department stores that represent some of our largest customers, and (iii) specialty retailers of footwear and apparel, particularly specialty retailers who design and manufacture their own products.  These companies were included in the peer group because their businesses are comparable to or compete directly with facets of our business and because they are of comparable revenue size to us.  The median 2011 revenues of the subset of companies were $2.8 billion, compared to our 2011 revenues of $3.8 billion.  The companies included in this review are footnoted on page 27.

Employee Benefits

As a general rule, we do not provide special benefits to senior executives.  The named executive officers participate in the same benefit plans, including term life, health and disability insurance, available to all full-time, salaried employees.  We offer one retirement plan, a qualified 401(k) plan, to all employees, including the named executive officers.

In connection with Mr. Card's agreement to resume the role of Chief Financial Officer in March 2007 and in recognition of his additional responsibilities, we adopted a supplemental retirement arrangement for him, which is described under "Employment and Compensation Arrangements" on page 40.

In December 2007, upon the recommendation of Mr. Card, we adopted a supplemental retirement arrangement for Mr. Dansky.  This benefit is described under "Employment and Compensation Arrangements" on page 43.

Nonqualified Deferred Compensation Plan.  For 2012, managers earning a base salary of $115,000 or more, including the named executive officers, and non-management employees earning compensation of $250,000 or more, were eligible to participate in our Deferred Compensation Plan.  The plan allows them to defer, on a pre-tax basis, with limited cost to us, the receipt of up to 90% of both salary and annual bonus into a savings account.  We adopted the plan because it allows executives to save for retirement or other needs on a tax-advantaged basis and because similar benefits are offered by competitors.  A summary of the terms of the plan is included in this proxy statement under the caption "Employment and Compensation Arrangements -- Other Compensation Arrangements."  None of the named executive officers participated in the plan in 2012.

Perquisites and Other Personal Benefits.  We have provided certain perquisites to the named executive officers, as summarized in footnote 4 to the 2012 Summary Compensation Table in this proxy statement.  Our major perquisites are described below:

•
Housing Allowance and Tax Gross-Up Payments: We rent an apartment in New York City for Mr. Card's use because his primary residence is not within commuting distance from our New York headquarters.  We pay a tax gross-up to cover the taxable income attributable to Mr. Card's apartment.  This allows him to actually receive the full benefit that we intended to deliver.  The allowance and tax gross-up were negotiated conditions to his retention that went into effect in 2002.

•
Temporary Living Allowance and Tax Gross-Up Payments:  Mr. Dickson's primary residence is in California.  From January through April 2012, we provided an allowance for temporary living expenses incurred by Mr. Dickson in New York City, together with a tax-gross up payment to cover the taxable income attributable to the allowance.

•
Cars and Allowances: We provided car services to Mr. Card in New York City.  All of the remaining named executive officers had a car allowance as a stipend that supplements salary, as set forth in footnote 4 to the 2012 Summary Compensation Table.

Employment Agreements

Each of the named executive officers has an employment agreement with us.  The agreements define the executive's position, stipulate a minimum base salary and provide certain benefits, including under various termination scenarios.  The agreements contain covenants that limit the executive's ability to compete or solicit our employees or customers for defined periods following termination.  The covenants also require the executive to keep information confidential.  The agreements are described in greater detail in this proxy statement under the heading "Employment and Compensation Arrangements."

On balance, we believe that employment agreements benefit stockholders, because they allow us to compete for executive talent more effectively.  Contracts are standard practice in our industry, and we need to be well-positioned to hire new talent and retain our talent over time.  We believe that the provisions of our contracts are standard compared to industry norms, including the termination provisions.  We also believe that the restrictive covenants are beneficial to us.

Change in Control.  The employment agreements with the named executive officers contain provisions that provide for severance in the event of termination in connection with a change in control (a "double trigger" provision) and for the accelerated vesting of stock options and restricted stock in the event of a change in control.

The elements of the change in control benefits, including the severance multiples, are generally consistent with normal market practice.  We do not provide more lucrative features and benefits, such as severance benefits upon a single trigger, walk-away rights, and excise tax gross-ups.

We believe these benefits help to attract and retain executive talent.  Further, in the event of a change in control, these benefits preserve the neutrality of our executives throughout the transaction, enhance the value of the entity to the buyer by keeping the executive team in place, and help focus our executives on the business and stockholder interests, rather than on their individual positions and financial security.

Stock Ownership Guidelines for Executives

In December 2004, the Committee adopted Stock Ownership Guidelines for Executives (the "Guidelines") to ensure that the named executive officers have an ongoing ownership stake in our stock, further linking their interests to those of the stockholders and enhancing their commitment to our future.  The Guidelines stipulate that the officers beneficially own shares of common stock equal to a multiple of their annual salary.  The guidelines are three times base salary for the Chief Executive Officer and one time base salary for all other named executive officers.

Executives have five years (i.e., until December 2009 for named executive officers serving as such in December 2004 or five years from first becoming a named executive officer, as applicable) to meet the Guidelines.  At December 31, 2012, Messrs. Card and Dansky met their applicable stock ownership levels under the Guidelines.  Messrs. Dickson, McClain and Cade have until 2016, 2013 and 2017, respectively, to comply but as of December 31, 2012, each also met his applicable stock ownership levels under the Guidelines.

Included in the definition of share ownership are unvested shares of restricted stock and any shares owned outright.  Unexercised stock options do not count toward meeting the Guidelines.  Shares acquired by a named executive officer from exercising stock options granted after the effective date of adoption of the Guidelines (net of shares sold to satisfy tax obligations arising from the exercise) must be retained for at least 12 months.

Material Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code imposes a $1 million annual tax deduction limit on compensation we pay to the chief executive officer and the other named executive officers, other than the chief financial officer.  This limit does not apply to "performance-based" compensation, as defined by the Internal Revenue Code and related regulations.  Where practical, the Committee designs programs so that compensation paid to our named executive officers is fully deductible.  The Committee believes, however, that stockholders' interests may be best served by offering compensation that is not fully deductible, where appropriate to attract, retain, and motivate talented officers.  Bonuses awarded under the Incentive Plan are designed to meet the criteria for tax deductibility.  Gains realized by the executives from the vesting of performance-contingent restricted stock are expected to be tax deductible.  Value realized from the vesting of time-based restricted stock may not be tax deductible.

Compensation Committee Report

The Compensation Committee of the Board of Directors hereby reports as follows:

1.	The Compensation Committee has reviewed and discussed the Company's Compensation Discussion and Analysis ("CD&A") required by Item 402(b) of Regulation S-K with management.

2.
Based on the review and discussions referred to in paragraph 1 above, the Compensation Committee recommended to the Board of Directors that the CD&A be included in the Company's Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the Securities and Exchange Commission.

The Compensation Committee:	Gerald C. Crotty (Chairman) Lowell W. Robinson Robert L. Mettler John D. Demsey

The foregoing report of the Compensation Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.

2012 Summary Compensation Table

The following summary compensation table shows the compensation received for services in all capacities for the years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)		Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)(2)		Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compen- sation ($)(4)	Total ($)
Wesley R. Card (5) Chief Executive Officer	2012 2011 2010	1,600,000 1,600,000 1,600,000	- - -		2,784,533 2,499,612 5,199,990	- - -	1,671,459 1,887,566 2,400,000	(6)	- - -	214,165 217,650 230,400	6,270,157 6,204,828 9,430,390	(6)
John T. McClain Chief Financial Officer	2012 2011 2010	650,000 650,000 650,000	- - -		678,733 609,282 974,988	- - -	519,877 542,280 645,938		- - -	22,500 22,716 22,623	1,871,110 1,824,278 2,293,549
Richard Dickson President and Chief Executive Officer - Branded Businesses	2012 2011 2010	1,100,000 1,099,452 908,333	- - 455,000	(7)	2,990,514 2,177,136 3,258,997	- - -	1,034,216 1,167,931 1,350,000		- - -	118,905 239,834 347,407	5,243,635 4,684,353 6,319,737
Ira M. Dansky Executive Vice President, General Counsel and Secretary	2012 2011 2010	700,000 700,000 700,000	- - -		487,292 437,431 1,099,993	- - -	373,245 396,330 481,250		- - -	22,500 24,192 23,581	1,583,037 1,557,953 2,304,824
Christopher R. Cade Executive Vice President, Chief Accounting Officer and Controller	2012 2011	345,260 329,918	- -		180,126 154,665	- -	183,957 186,841		- -	22,500 22,300	731,843 693,724

(1)	Compensation deferred at the election of the named executive officer is included in the year in which it would otherwise have been reported had it not been deferred.

(2)	Annual bonus and non-equity incentive plan compensation amounts are reported for the year earned and accrued regardless of the timing of the actual payment. See "Compensation Discussion and Analysis - Annual Cash Incentive - Annual Cash Incentives Earned for 2012 Performance" in this proxy statement.

(3)	Reflects the aggregate grant date fair value calculated in accordance with ASC Topic 718. Amounts include both time-based restricted stock awards and restricted stock awards subject to performance conditions. For additional information concerning the restricted stock awards made to our named executive officers in 2012, see "Grants of Plan-Based Awards in 2012" in this proxy statement. The values for restricted stock awards subject to performance conditions are computed based on 100% achievement of each performance condition. The values for restricted stock awards subject to market conditions are computed based on the results of a simulation that assesses the probability of vesting. Assumptions used in the valuation of equity-based awards are discussed in "Summary of Accounting Policies - Restricted Stock" and "Stock Options and Restricted Stock" in Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(4)	The table below provides our incremental cost of the components of All Other Compensation for each of the named executive officers during 2012. We provided a car allowance to Mr. Card, car services for Mr. Card in New York City and rented an apartment in New York City that was used by Mr. Card. We also provided Mr. Card with a tax gross-up payment to cover the taxable income attributable to the apartment. We provided a car allowance to Mr. McClain, Mr. Dickson, Mr. Dansky and Mr. Cade. We provided an allowance for temporary living expenses incurred by Mr. Dickson in New York City for January 2012 through April 2012, together with a tax gross-up payment to cover the taxable income attributable to the allowance. We also provided the named executive officers with certain group life, health, disability and other non-cash benefits generally available to all full-time salaried employees, which are not included in this table, as permitted by SEC rules.

Name	Housing Allowance	Car Allowance	Car Services	Temporary Living Expenses Allowance		Tax Gross-up		401(k) Plan Contri- butions (a)	Company Product Discounts (b)	Total All Other Compen- sation
Wesley R. Card	86,299	22,915	7,540	-		87,411		10,000	-	214,165
John T. McClain	-	12,500	-	-		-		10,000	-	22,500
Richard Dickson	-	18,000	-	45,000	(d)	45,580	(c)	10,000	325	118,905
Ira M. Dansky	-	12,500	-	-		-		10,000	-	22,500
Christopher R. Cade	-	12,500	-	-		-		10,000	-	22,500

(a)	Represents our contributions on behalf of the named individuals to The Jones Group Inc. Retirement Plan, which is our 401(k) defined contribution plan.

(b)	Represents discounts on purchases of Robert Rodriguez apparel products. Under our Robert Rodriguez discount program, senior executives are permitted to purchase products at 20% off the wholesale price. Does not include discounts on purchases of any other products of our company under discount programs that are generally available to all of our employees.

(c)	Represents monthly allowance payments for January 2012 through April 2012, as well as monthly allowance payments for November 2011 and December 2011 in the aggregate amount of $15,000, together with a tax gross-up payment in the aggregate amount of $15,193 to cover the taxable income attributable to that amount, which were scheduled to be paid to him in 2011 but, as a result of an inadvertent error, were not paid to him until 2012.

(5)	Mr. Card is currently our Chief Executive Officer. He served as our President and Chief Executive Officer from July 12, 2007 until February 8, 2010.

(6)	Although Mr. Card earned a $2,400,000 annual cash incentive award for 2010, based on 2010 corporate performance targets, he voluntarily elected not to accept receipt of $400,000 of that cash award to recognize operational issues that occurred in the second half of 2010.

(7)	Mr. Dickson was named our President and Chief Executive Officer - Branded Businesses on February 8, 2010. He received a sign-on bonus of $455,000 on that date.

Grants of Plan-Based Awards in 2012
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)		All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Wesley R. Card	02/02/12	800,000	1,600,000	2,400,000	220,994	441,989	441,989	-		-	-	2,784,533
John T. McClain	02/02/12	182,813	487,500	731,250	53,867	107,735	107,735	-		-	-	678,733
Richard Dickson	02/02/12 02/02/12	495,000 -	990,000 -	1,485,000 -	136,740 -	273,481 -	273,481 -	- 50,000	(5)	- -	- -	2,538,014 452,500
Ira M. Dansky	02/02/12	131,250	350,000	525,000	38,674	77,348	77,348	-		-	-	487,292
Christopher R. Cade	02/02/12	64,688	172,500	258,750	14,295	28,591	28,591	-		-	-	180,126

(1)	Our named executive officers participate in the 2007 Executive Annual Cash Incentive Plan (the "Incentive Plan"). Under its provisions, annual incentive awards payable in cash for a particular fiscal year may be granted to executive officers who are deemed likely to be "covered employees" as defined in the Incentive Plan and other key employees designated by the Compensation Committee and, in each case, who are approved by the Compensation Committee for participation. The performance factors applicable to awards under the Incentive Plan are determined by the Compensation Committee and communicated to each participant by the end of the first quarter of each performance period. Individual awards for any performance period may not exceed $3.0 million. The Incentive Plan is discussed in greater detail in this proxy statement under the heading "Compensation Discussion and Analysis – Annual Cash Incentive." As discussed under "Compensation Discussion and Analysis - Annual Cash Incentive," in the first quarter of 2012, the Compensation Committee established financial performance goals for 2012 cash awards to Mr. Card, Mr. Dickson, Mr. McClain, Mr. Dansky and Mr. Cade under the Incentive Plan. For participants with corporate responsibility, including Mr. Card, Mr. Dickson, Mr. McClain, Mr. Dansky and Mr. Cade, the goals were based on 2012 operating income, operating cash flow and earnings per share. In addition, for Mr. McClain, Mr. Dansky and Mr. Cade, the metrics included performance against individual qualitative goals. See "Compensation Discussion and Analysis - Annual Cash Incentive - Annual Cash Incentive Structure for 2012 Performance Year." Our performance relative to those goals was assessed in the first quarter of 2013, and the resulting cash awards paid to the named executive officers are included in the 2012 Summary Compensation Table under "Non-Equity Incentive Plan Compensation."

(2)	Represents grants of shares of restricted common stock under our 2009 Long Term Incentive Plan. During the vesting period, the executives are the beneficial owners of the shares of restricted stock and possess all voting and dividend rights. Dividends are paid on shares of restricted stock at the same rate and at the same time as dividends are paid to all holders of common stock, except that dividends with respect to performance-based awards are accumulated but not paid out to the grantee unless and until the performance award vests. During 2012, the quarterly dividend rate was $0.05 per share.

(3)	The restricted stock granted is subject to Jones' financial performance and time-based vesting conditions. 50% of the shares are eligible to vest if we achieve a cumulative operating cash flow target for the period January 1, 2012 through December 31, 2014. For achievement of between 80% and 100% of the target amount, a proportionate number of shares (between 50% and 100%) will be eligible to vest. The remaining 50% are eligible to vest if we achieve a certain cumulative total shareholder return for the period January 1, 2012 through December 31, 2014 as compared to a specified peer group of publicly-traded companies. If our total shareholder return for this period is in the 50th or more percentile rank, 100% of the shares will vest; if the total shareholder return is in the 40th to 49th percentile rank, 75% of these shares will vest; and if the total shareholder return is between the 30th and 39th percentile rank, 50% of these shares will vest. Interpolation applies for intermediate points. If the financial targets are achieved, the shares eligible for vesting would vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014.

(4)	Calculated in accordance with ASC Topic 718.

(5)	These shares vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014.

Outstanding Equity Awards at December 31, 2012

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Wesley R. Card	-	-	-	-	-	-		-	1,026,577	(3)	11,353,942
John T. McClain	-	-	-	-	-	-		-	250,228	(4)	2,767,522
Richard Dickson	-	-	-	-	-	133,333	(5)	1,474,663	593,126	(6)	6,559,974
Ira M. Dansky	-	-	-	-	-	-		-	179,650	(7)	1,986,929
Christopher R. Cade	-	-	-	-	-	7,500	(8)	82,950	48,218	(9)	533,291

(1)	Calculated by multiplying the number of shares by the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).

(2)	Amounts for Mr. Card, Mr. Dickson, Mr. McClain and Mr. Dansky include the 50% of their 2010 restricted stock awards (133,689 shares, 61,686 shares, 32,586 shares and 23,395 shares, respectively) that did not vest, as the Compensation Committee determined that corporate performance targets applicable to that portion of the awards were not achieved. Those shares were deemed forfeited and were cancelled on January 31, 2013.

(3)	133,690 of these shares vested on February 15, 2013. Subject to accelerated vesting upon the occurrence of certain events, as described under "Employment and Compensation Arrangements" in this proxy statement, the remaining shares vest as follows: up to 158,605 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a minimum cumulative operating cash flow target for the years 2011 through 2013; up to 158,604 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a relative total shareholder return target for the years 2011 through 2013; up to 220,995 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a minimum cumulative operating cash flow target for the years 2012 through 2014; and up to 220,994 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a relative total shareholder return target for the years 2012 through 2014 (see footnote 3 to the "Grants of Plan-Based Awards in 2012" table).

(4)	32,587 of these shares vested on February 15, 2013. Subject to accelerated vesting upon the occurrence of certain events, as described under "Employment and Compensation Arrangements" in this proxy statement, the remaining shares vest as follows: up to 38,660 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a minimum cumulative operating cash flow target for the years 2011 through 2013; up to 38,660 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a relative total shareholder return target for the years 2011 through 2013; up to 53,868 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a minimum cumulative operating cash flow target for the years 2012 through 2014; and up to 53,867 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a relative total shareholder return target for the years 2012 through 2014 (see footnote 3 to the "Grants of Plan-Based Awards in 2012" table).

(5)	33,333 of these shares vested on February 15, 2013. Subject to accelerated vesting upon the occurrence of certain events, as described under "Employment and Compensation Arrangements" in this proxy statement, the remaining shares vest as follows: 50,000 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 and 50,000 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014.

(6)	61,686 of these shares vested on February 15, 2013. Subject to accelerated vesting upon the occurrence of certain events, as described under "Employment and Compensation Arrangements" in this proxy statement, the remaining shares vest as follows: up to 98,137 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a minimum cumulative operating cash flow target for the years 2011 through 2013; up to 98,136 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a relative total shareholder return target for the years 2011 through 2013; up to 136,741 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a minimum cumulative operating cash flow target for the years 2012 through 2014; and up to 136,740 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a relative total shareholder return target for the years 2012 through 2014 (see footnote 3 to the "Grants of Plan-Based Awards in 2012" table).

(7)	23,396 of these shares vested on February 15, 2013. Subject to accelerated vesting upon the occurrence of certain events, as described under "Employment and Compensation Arrangements" in this proxy statement, the remaining shares vest as follows: up to 27,756 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a minimum cumulative operating cash flow target for the years 2011 through 2013; up to 27,755 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a relative total shareholder return target for the years 2011 through 2013; up to 38,674 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a minimum cumulative operating cash flow target for the years 2012 through 2014; and up to 38,674 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a relative total shareholder return target for the years 2012 through 2014 (see footnote 3 to the "Grants of Plan-Based Awards in 2012" table).

(8)	All of these shares vested on February 15, 2013.

(9)	Subject to accelerated vesting upon the occurrence of certain events, as described under "Employment and Compensation Arrangements" in this proxy statement, these shares vest as follows: up to 9,814 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a minimum cumulative operating cash flow target for the years 2011 through 2013; up to 9,813 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2013 based on achievement of a relative total shareholder return target for the years 2011 through 2013; up to 14,296 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a minimum cumulative operating cash flow target for the years 2012 through 2014; and up to 14,295 will vest on the second business day immediately following our public announcement of fourth quarter financial results for 2014 based on achievement of a relative total shareholder return target for the years 2012 through 2014 (see footnote 3 to the "Grants of Plan-Based Awards in 2012" table).

Option Exercises and Stock Vested in 2012

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Wesley R. Card	-	-	225,000	2,286,000
John T. McClain	-	-	27,500	279,400
Richard Dickson	-	-	33,333	338,663
Ira M. Dansky	-	-	48,000	487,680
Christopher R. Cade	-	-	7,500	76,200

(1)	Calculated based on the price of our common stock on the New York Stock Exchange on the vesting date.

Employment and Compensation Arrangements

Effective July 1, 2000, we entered into employment agreements with each of Wesley R. Card and Ira M. Dansky.  Each agreement had an initial term of three years.  Each agreement provides for automatic 12-month extensions unless either party gives notice no later than June 30 of the year preceding the final year of the applicable term that the agreement will not be extended.  If the agreement is so extended, the extended term begins on July 1 of the applicable year and ends 36 months later.  The current term of our agreements with Mr. Card and Mr. Dansky expires on June 30, 2015.

Effective July 16, 2007, we entered into an employment agreement with Mr. McClain.  The current term of Mr. McClain's agreement expires on June 30, 2015.

On December 5, 2007, we entered into an employment agreement with Mr. Cade.  The current term of Mr. Cade's agreement expires on December 31, 2016.

On January 31, 2010, we entered into an employment agreement with Mr. Dickson, effective as of February 8, 2010.  The current term of Mr. Dickson's agreement expires on December 31, 2015.

Our employment agreements with Mr. Card, Mr. Dansky, Mr. McClain, Mr. Cade and Mr. Dickson were amended on various dates.  Their employment agreements, as amended to date, are summarized below.

Wesley R. Card.  Mr. Card's agreement provides that he will serve as our Chief Executive Officer.  His annual salary will not be less than $1,600,000, and he is entitled to receive annual bonuses in accordance with the 2007 Executive Annual Cash Incentive Plan.  The agreement also provides for annual grants, at the discretion of the Compensation Committee, of stock options and/or restricted stock in an amount (plus or minus 25%) equal to 150% of Mr. Card's salary.  The exercise price of the options will be the fair market value of the common stock on the date of grant.  Options or restricted stock will vest ratably over three-year periods, with such other vesting provisions as the Compensation Committee may determine, or in such other amount and on such other terms as the Compensation Committee may determine.

If we terminate Mr. Card's employment for "cause" or if he resigns without "good reason," Mr. Card will receive only his unpaid salary through the date of termination or resignation.  If Mr. Card's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 100% of his annual salary at the time of termination) prorated through the date of termination.  If we terminate Mr. Card's employment without "cause" (as defined) or Mr. Card resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his actual bonus earned for the calendar year in which termination occurs, based solely on the extent to which performance goals for that calendar year are satisfied, prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits and (iv) reimbursement for up to $10,000 of executive outplacement services.  If we terminate Mr. Card's employment without "cause" or Mr. Card resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

Mr. Card's agreement provides that if (1) he remains employed by us through December 31, 2009 and his employment terminates thereafter for any reason, or (2) on or after January 1, 2008, he provides to our Board of Directors at least six months' written notice of his retirement and the Board consents to his retirement, which consent shall not be unreasonably withheld or delayed, then we will (i) pay him (or his estate, as applicable) an annual retirement benefit of $500,000, payable in monthly installments, for a period of five years following the date of termination and (ii) provide continued medical and dental coverage for Mr. Card and his spouse for their respective lives, provided that our annual cost of providing that coverage does not exceed $7,500 (which amount increases annually by 10% beginning in 2008).  The annual retirement benefit and continued insurance coverage are in addition to any other payments and benefits to which Mr. Card may be entitled under other provisions of the employment agreement.

The agreement provides for vesting of all previously unvested options held by Mr. Card upon (i) termination of Mr. Card's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Card for "good reason" or (iv) if we terminate his employment without "cause."  In the case of termination due to "retirement," "disability," "change in control," "good reason" or "without cause," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Card's estate or representative for a three-year period after the date of death.  The agreement also provides for lapse of all restrictions on shares of restricted stock held by Mr. Card upon (i) termination of Mr. Card's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Card for "good reason" or (iv) if we terminate his employment without "cause"; provided, however, that in the event of termination of Mr. Card's employment due to "retirement," termination by Mr. Card for "good reason" or if we terminate his employment without "cause," restrictions on shares of performance-

contingent restricted stock held by him which were granted on or after January 1, 2010 lapse solely based on the extent to which the performance goals for the applicable performance period are satisfied.

Mr. Card's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making the payments due to him (as described above).  Mr. Card is prohibited from recruiting or hiring our employees during the period ending two years after the severance period and is prohibited from disparaging Jones for the longer of the non-competition period, the non-solicitation period or a period of three years following the termination date.  The agreement also restricts him from disclosing confidential information of Jones and requires that he disclose and assign to Jones any trademarks or inventions developed by him which relate to his employment by Jones or to Jones' business.  If Mr. Card breaches any of the restrictions and covenants described above following termination of employment, Jones' severance payments to him will immediately cease.

John T. McClain.  Mr. McClain's agreement provides that he will serve as our Chief Financial Officer.  His annual salary will not be less than $500,000, and he is entitled to receive annual bonuses in accordance with the 2007 Executive Annual Cash Incentive Plan.  His agreement also provides for annual grants, at the discretion of the Compensation Committee of the Board of Directors, of restricted stock and/or stock options, in such amounts and subject to such terms and conditions as determined by the Compensation Committee.

If we terminate Mr. McClain's employment for "cause" (as defined) or if he resigns without "good reason" (as defined), Mr. McClain will receive only his unpaid salary through the date of termination or resignation.  If Mr. McClain's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) his target bonus (based on 75% of his annual salary at the time of termination), prorated through the date of termination.  If we terminate Mr. McClain's employment without "cause" or Mr. McClain resigns for "good reason" and no "change in control" (as defined) has occurred, he will receive (i) any unpaid salary through the date of termination, (ii) the target bonus at the time of termination, prorated through the date of termination, (iii) for each  month during the remainder of the term of the agreement, his monthly salary at the time of termination plus 1/12 of the target bonus, (iv) continued health insurance, life insurance and retirement benefits for the remainder of the term of the agreement and (v) reimbursement for up to $10,000 of executive outplacement services.  In no event, including at the expiration of the agreement, shall he receive less than six months of such salary or benefits.

If we terminate Mr. McClain's employment without "cause" or Mr. McClain resigns for "good reason" following a "change in control," he will receive (i) any unpaid salary through the date of termination, (ii) the target bonus, prorated through the date of termination, (iii) a lump sum equal to three times 200% of Mr. McClain's annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our  cost for his continued health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

The agreement also provides for vesting of all previously unvested options and restricted stock upon (i) termination of Mr. McClain's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) resignation by Mr. McClain for "good reason" or (iv) termination by us without "cause."  In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term (or, if shorter, for three years following death).

Mr. McClain's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making the payments due to him (as described above).

Mr. McClain is prohibited from recruiting or hiring our employees during the period ending two years after the severance period and is prohibited from disparaging Jones for the longer of the non-competition period or a period of three years following the termination date.  The agreement also restricts him from disclosing confidential information of Jones and requires that he disclose and assign to Jones any trademarks or inventions developed by him which relate to his employment by Jones or to Jones' business.

 Richard Dickson.  Mr. Dickson's agreement provides that he will serve as our President and Chief Executive Officer – Branded Businesses, with responsibility for our apparel, footwear and accessories branded businesses.  His annual salary will not be less than $1,100,000, and he is entitled to receive an annual car allowance of $18,000, payment of certain temporary housing and relocation expenses, annual cash bonuses in accordance with the Executive Annual Incentive Plan and annual awards of restricted stock under the 2009 Long-Term Incentive Plan.  In connection with Mr. Dickson's entering into the agreement in January 2010, the agreement also provides for payment to Mr. Dickson of a sign-on bonus of $455,000, net of any bonus received from his prior employer for 2009, and, to replace certain equity compensation forfeited by Mr. Dickson due to his resignation from his prior employment, a time-based grant of 100,000 shares of restricted stock, which vested in equal thirds on the second day following the announcement of our earnings for each of 2010, 2011 and 2012.

If we terminate Mr. Dickson's employment for "cause" or if he resigns without "good reason," Mr. Dickson will receive only his unpaid salary through the date of termination or resignation.  If Mr. Dickson's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 100% of his annual salary at the time of termination), prorated through the date of termination.  If we terminate Mr. Dickson's employment without "cause" (as defined) or Mr. Dickson resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his actual bonus earned for the calendar year in which termination occurs, based solely on the extent to which performance goals for that calendar year are satisfied, prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits and (iv) reimbursement for up to $10,000 of executive outplacement services.  In no event, including at the expiration of the agreement, shall he receive less than 12 months of such salary or benefits.

If we terminate Mr. Dickson's employment without "cause" or Mr. Dickson resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

The agreement provides for vesting of all previously unvested options and restricted stock held by Mr. Dickson upon (i) termination of Mr. Dickson's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Dickson for "good reason" or (iv) if we terminate his employment without "cause," except that in the case of "retirement," termination without "cause" (other than following a "change in control") or termination for "good reason" (other than following a "change in control"), restricted stock awards that are intended to satisfy the requirements for "qualified performance-based compensation" (within the meaning of Treasury Regulation Section 1.162-27(e)) will vest only to the extent to which the performance goals for the applicable performance period are satisfied. In the case of retirement, disability or "change in control," any accelerated options are exercisable during the remaining original option term (or, if shorter, for three years following death).

Mr. Dickson's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above).  Mr. Dickson is also prohibited from recruiting or hiring our employees during the period ending two years after the severance period and is prohibited from disparaging Jones for the longer of the non-competition period or a period of three years following the termination date.  The agreement also restricts him from disclosing confidential information of Jones and requires that he disclose and assign to Jones any trademarks or inventions developed by him which relate to his employment by Jones or to Jones' business.

Ira M. Dansky.  Mr. Dansky's agreement provides that he will serve as our Executive Vice President, General Counsel and Secretary.  His annual salary will not be less than $500,000, and he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. The agreement also provides for annual grants, at the discretion of the Compensation Committee, of stock options and/or restricted stock in an amount (plus or minus 25%) equal to 80% of Mr. Dansky's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Compensation Committee may determine.

If we terminate Mr. Dansky's employment for "cause" or if he resigns without "good reason," Mr. Dansky will receive only his unpaid salary through the date of termination or resignation.  If Mr. Dansky's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 75% of his annual salary at the time of termination) prorated through the date of termination.  If we terminate Mr. Dansky's employment without "cause" (as defined) or Mr. Dansky resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his actual bonus earned for the calendar year in which termination occurs, based solely on the extent to which performance goals for that calendar year are satisfied, prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits and (iv) reimbursement for up to $10,000 of executive outplacement services.  If we terminate Mr. Dansky's employment without "cause" or Mr. Dansky resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

Mr. Dansky's agreement provides that if (1) he remains employed by us through June 30, 2010 and his employment terminates thereafter for any reason, (2) prior to June 30, 2010, his employment terminates due to death or disability or is terminated by us without "cause" or by him for "good reason," or (3) on or after June 30, 2009, he provides to our Board of Directors at least six months' written notice of his retirement and the Board consents to his retirement, which consent shall not be unreasonably withheld or delayed, then we will (i) pay him (or his estate, as applicable) an annual retirement benefit of $200,000, payable in monthly installments, for a period of five years following the date of termination and (ii) provide continued medical and dental coverage for Mr. Dansky and his spouse for their respective lives, provided that our annual cost of providing that coverage does not exceed $7,500 (which amount increases annually by 10% beginning in 2008).  The annual retirement benefit and continued insurance coverage are in addition to any other payments and benefits to which Mr. Dansky may be entitled under other provisions of the employment agreement.

The agreement provides for vesting of all previously unvested options held by Mr. Dansky upon (i) termination of Mr. Dansky's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Dansky for "good reason" or (iv) if we terminate his employment without "cause."  In the case of termination due to "retirement," "disability," "change in control," "good reason" or "without cause," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Dansky's estate or representative for a three-year period after the date of death.  The agreement also provides for lapse of all restrictions on shares of restricted stock held by Mr. Dansky upon (i) termination of Mr. Dansky's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Dansky for "good reason" or (iv) if we terminate his employment without "cause"; provided, however, that in the event of termination of Mr. Dansky's employment due to "retirement," termination by Mr. Dansky for "good reason" or if we terminate his employment without "cause," restrictions on shares of performance-contingent restricted stock held by him which were granted on or after January 1, 2010 lapse solely based on the extent to which the performance goals for the applicable performance period are satisfied.

Mr. Dansky's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above).  Mr. Dansky is also prohibited from recruiting or hiring our employees during the period ending two years after the severance period and is prohibited from disparaging Jones for the longer of the non-competition period or a period of three years following the termination date.  The agreement also restricts him from disclosing confidential information of Jones and requires that he disclose and assign to Jones any trademarks or inventions developed by him which relate to his employment by Jones or to Jones' business.

Christopher R. Cade.  Mr. Cade's agreement provides that he will serve as our Executive Vice President, Chief Accounting Officer and Controller.  His annual salary will be not less than $300,000, and he is entitled to receive an annual car allowance of $12,500 and annual bonuses of up to 50% of his annual salary in accordance with the 2007 Executive Annual Cash Incentive Plan.  In connection with Mr. Cade's entering into the agreement in December 2007, his agreement also provides for payment to Mr. Cade of a sign-on bonus of $120,000 and a time-based grant of 15,000 shares of restricted stock, which vested on February 11, 2011.

If we terminate Mr. Cade's employment for "cause" (as defined) or if he resigns without "good reason" (as defined), Mr. Cade will receive only his unpaid salary through the date of termination or resignation.  If Mr. Cade's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, an additional six months of salary and his target bonus (as established by the Board of Directors under the 2007 Executive Annual Cash Incentive Plan for the calendar year in which Mr. Cade dies or becomes disabled), prorated through the date of termination.  If we terminate Mr. Cade's employment without "cause" or Mr. Cade resigns for "good reason" and no "change in control" (as defined) has occurred, he will receive (i) the salary payable to him through the balance of the term of the agreement or for a period of 12 months, whichever is longer, and (ii) continued participation in our medical and dental insurance plans for the remainder of the term of the agreement.

If we terminate Mr. Cade's employment without "cause" or Mr. Cade resigns for "good reason" following a "change in control," he will receive a lump sum equal to three times his annual salary at the time of termination.

The agreement also provides for vesting of all previously unvested options and restricted stock upon a "change in control," a resignation by Mr. Cade for "good reason" or termination by us without "cause," except that in the case of termination without "cause" (other than following a "change in control") or termination for "good reason" (other than following a "change in control"), restricted stock awards that are intended to satisfy the requirements for "qualified performance-based compensation" (within the meaning of Treasury Regulation Section 1.162-27(e)) will vest only to the extent to which the performance goals for the applicable performance period are satisfied.  The accelerated options are exercisable during the remaining original option term.

Mr. Cade's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making the payments due to him (as described above).  Mr. Cade is prohibited from recruiting or hiring our employees during the period ending two years after the severance period and is prohibited from disparaging Jones for the longer of the non-competition period or a period of three years following the termination date.  The agreement also restricts him from disclosing confidential information of Jones and requires that he disclose and assign to Jones any trademarks or inventions developed by him which relate to his employment by Jones or to Jones' business.

Other Compensation Arrangements.  We have provided certain perquisites to the named executive officers, as summarized in footnote 4 to the 2012 Summary Compensation Table.  In addition, each of those executives is eligible to receive all perquisites that are made available to our senior executives, which include participation in The Jones Group Inc. Deferred Compensation Plan.  The Deferred Compensation Plan allows a select group of management or highly compensated employees to defer, on a pre-tax basis, receipt of up to 90% of salary and up to 90% of annual bonus, in an account which is credited with a rate of return based on hypothetical investment options selected by the participant from an extensive menu under the plan.  Amounts deferred under the plan are not subject to income tax until actually paid to the participant.  For 2012, managers earning a base salary of $115,000 or more, including the named executive officers, and non-management employees earning compensation of $250,000 or more, were eligible to participate in the plan.  None of the named executive officers participated in the plan for the years shown in the 2012 Summary Compensation Table.  Beginning in 2013, certain senior executives, including Mr. McClain and Mr. Dansky, are also provided with a clothing allowance.  We also provide other benefits, such as medical, dental and life insurance, to the named executive officers who are currently employed by us on the same terms and conditions as those provided generally to our other full-time, salaried employees.

Potential Payments and Benefits Upon Termination of Employment

This section outlines estimated payments and other benefits that would have been received by each named executive officer employed by us as of December 31, 2012 (the last business day of 2012), or his estate, under existing agreements, plans and arrangements, if the named executive officer's employment had terminated on December 31, 2012 under the following circumstances:

•	voluntary termination by the named executive officer,
•	termination by us for cause,
•	termination by us without cause or by the named executive officer with good reason,
•	termination by us without cause or by the named executive officer with good reason following a change in control,
•	termination at normal retirement,
•	termination as a result of disability or
•	termination as a result of death.

The terms "cause," "good reason" and "change in control" have complex definitions under our employment agreements and compensation and benefit plans.  A termination of employment for "cause"

generally requires misconduct by the executive.  In general, an executive's resignation is for "good reason" if it results either from the material breach of our contractual obligations to the executive, including failure to timely pay the executive's compensation, or from the executive having: (i) his or her base salary reduced (or, in the case of our principal accounting officer and executives with business unit responsibility, materially reduced); (ii) his or her title, status, responsibilities or authority reduced (or, in the case of certain executives, his or her authority, duties or responsibilities materially reduced); (iii) his or her office moved by more than 30 miles (or, in the case of our principal accounting officer and executives with business unit responsibility, by more than 50 miles); or (iv) his or her participation in a benefit or compensation plan of our company discontinued without the opportunity to participate in a comparable substitute plan or arrangement, unless he or she is treated in the same manner as other similarly situated participants in the discontinued plan.  In general, a "change in control" occurs if: (i) a person or company acquires 20% or more of our outstanding common stock; (ii) a majority of our directors is replaced during any two-year period; or (iii) Jones is not the surviving company after any merger or similar transaction with another company.

Employment Agreements.  The named executive officers have employment agreements with us, as described under the heading "Employment and Compensation Arrangements" in this proxy statement.  They had the following number of months remaining as of December 31, 2012 in the then-current terms of their employment agreements: 30 months for Mr. Card, Mr. McClain and Mr. Dansky, 24 months for Mr. Dickson, and 12 months for Mr. Cade.

The employment agreements with Mr. Card, Mr. McClain, Mr. Dickson and Mr. Dansky provide that the severance payments shown on the following tables would immediately cease if the executive were to breach his obligations under the ownership of intellectual property, confidentiality, non-competition, non-solicitation or non-disparagement covenants described under the heading "Employment and Compensation Arrangements" in this proxy statement.

We do not make excise tax gross-up payments in connection with severance payments to the named executive officers.  Our employment agreements with each of them provide that if total payments under the terms of the agreement are or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then the total payments will be reduced (but not below zero) to the extent that a reduction would result in the executive retaining a larger amount on an after-tax basis.  We would effect the reduction by first reducing or eliminating the portion of total payments which are not payable in cash and then by reducing or eliminating cash payments.

Company Plans and Policies.  The following tables and discussion do not include payments and benefits generally available to all of our full-time, salaried employees upon termination of employment, including distribution of account balances under the terms and conditions of The Jones Group Inc. Retirement Plan (401(k) Plan) for participating employees, payment for accrued but unused vacation, continuation of medical and dental benefits through the last day of the month in which termination occurs, and payment of benefits upon death or disability.

We provide a group life insurance benefit to employees of 166% of base annual salary to a maximum benefit of $300,000 (which is doubled in the event of accidental death and is reduced to 65% upon the employee's attainment of age 70 and to 50% upon the employee's attainment of age 75).  We also provide long-term disability coverage to employees for up to 60% of monthly salary (assuming continued disability) with a limit of $4,000 per month.  Employees have the option to purchase additional long-term disability coverage for up to 60% of monthly salary or $11,000 per month, with a $15,000 total monthly benefit limit.  Long-term disability benefits are paid as follows:

Age when period of disability starts	Disability benefit payment period
Before age 60	Benefits paid until age 65
Ages 60 through 64	Benefits paid for 60 months
Ages 65 through 67	Benefits paid until age 70
Ages 68 and over	Benefits paid for 24 months

2012 Estimated Termination Payments and Benefits

Payments and benefits	Voluntary termination by named executive officer	Termination by us for cause	Termination by us without cause or by the named executive officer with good reason		Termination by us without cause or by the named executive officer with good reason following a change in control		Normal retirement		Termination due to Disability		Termination due to Death
WESLEY R. CARD
Aggregate monthly cash payments	$ -	$ -	$10,500,000	(1)	$2,500,000	(2)	$2,500,000	(2)	$3,300,000	(3)	$3,300,000	(3)
Lump sum cash payment	-	-	1,671,459	(4)	11,200,000	(5)	-		1,671,459	(4)	1,671,459	(4)
Health and welfare benefits continuation	-	-	526,515	(6)	462,292	(7)	462,292	(7)	526,515	(6)	526,515	(6)
Lump sum cost of insurance and retirement benefits	-	-	-		30,527	(8)	-		-		-
Value of accelerated stock options	-	-	-		-		-		-		-
Value of accelerated restricted stock (9)	-	-	11,353,942	(10)	11,353,942		11,353,942	(10)	11,353,942		11,353,942
Executive outplacement services (11)	-	-	10,000		10,000		-		-		-
TOTAL:	$ -	$ -	$24,061,916		$25,556,761		$14,316,234		$16,851,916		$16,851,916

(1)	Represents aggregate payments of (i) monthly salary plus monthly bonus (1/12 of target bonus (last annual salary)) through June 30, 2015 plus (ii) aggregate monthly cash payments totaling $500,000 per year through December 31, 2017.
(2)	Represents aggregate monthly payments totaling $500,000 per year through December 31, 2017.
(3)	Represents (i) six months of salary plus (ii) aggregate monthly payments totaling $500,000 per year through December 31, 2017.
(4)	Represents actual bonus earned for 2012.
(5)	Represents target bonus (last annual salary) plus three times 200% of annual salary.
(6)	Represents the present value at December 31, 2012 of health and dental insurance for Mr. Card and his wife for life, assuming a life expectancy of 82 and 85 years, respectively, a discount rate of 3.93%, an annual cost to us of $13,287 and a growth rate of 10% per year for premiums. Also includes the present value of (x) life insurance for Mr. Card under our group policies through June 30, 2015, assuming a discount rate of 3.93%, (y) our continued contributions to The Jones Group Inc. Retirement Plan with an assumed maximum amount of $10,200 annually through June 30, 2015, and (z) approximately $33,696 to provide equivalent long-term disability coverage with a total monthly benefit of $15,000 for a 60-month period.
(7)	Represents the present value at December 31, 2012 of health and dental insurance for Mr. Card and his wife from December 31, 2012 for life, assuming a life expectancy of 82 and 85 years, respectively, a discount rate of 3.93%, an annual cost to us of $13,287 and a growth rate of 10% per year for premiums.
(8)	Represents the present value at December 31, 2012 of our cost of continued life insurance and our continued contributions to The Jones Group Inc. Retirement Plan for Mr. Card during the period from December 31, 2012 through June 30, 2015.

(9)	Represents the value of unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).
(10)	Assumes that with respect to any performance-based restricted stock, performance goals for the applicable period will be fully satisfied.
(11)	Assumes that we reimburse Mr. Card for the maximum reimbursable amount ($10,000) under his employment agreement.

Payments and benefits	Voluntary termination by named executive officer	Termination by us for cause	Termination by us without cause or by the named executive officer with good reason		Termination by us without cause or by the named executive officer with good reason following a change in control		Normal retirement	Termination due to Disability		Termination due to Death
JOHN T. McCLAIN
Aggregate monthly cash payments	$ -	$ -	$2,843,750	(1)	$ -		$ -	$325,000	(2)	$325,000	(2)
Lump sum cash payment	-	-	487,500	(3)	4,387,500	(4)	-	487,500	(3)	487,500	(3)
Health and welfare benefits continuation	-	-	113,006	(5)	-		-	-		-
Lump sum cost of insurance and retirement benefits	-	-	-		90,920	(6)	-	-		-
Value of accelerated stock options	-	-	-		-		-	-		-
Value of accelerated restricted stock (7)	-	-	2,767,522		2,767,522		2,767,522	2,767,522		2,767,522
Executive outplacement services (8)	-	-	10,000		10,000		-	-		-
TOTAL:	$ -	$ -	$6,221,778		$7,255,942		$2,767,522	$3,580,022		$3,580,022

(1)	Represents aggregate payments of (i) monthly salary plus monthly bonus (1/12 of target bonus (75% of last annual salary)) through June 30, 2015.
(2)	Represents six months of salary.
(3)	Represents target bonus (75% of last annual salary).
(4)	Represents target bonus (75% of last annual salary) plus three times 200% of annual salary.
(5)	Includes the present value of (x) life and health insurance for Mr. McClain under our group policies through June 30, 2013, assuming a discount rate of 3.93% and a growth rate of 8% per year for health insurance premiums, (y) our continued contributions to The Jones Group Inc. Retirement Plan with an assumed maximum amount of $10,200 annually through June 30, 2015, and (z) approximately $22,085 to provide equivalent long-term disability coverage through age 65.
(6)	Represents the present value of our cost of continued life and health insurance and our continued contributions to The Jones Group Inc. Retirement Plan for Mr. McClain during the period from December 31, 2012 through June 30, 2015.
(7)	Represents the value of unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).
(8)	Assumes that we reimburse Mr. McClain for the maximum reimbursable amount ($10,000) under his employment agreement.

Payments and benefits	Voluntary termination by named executive officer	Termination by us for cause	Termination by us without cause or by the named executive officer with good reason		Termination by us without cause or by the named executive officer with good reason following a change in control		Normal retirement		Termination due to Disability		Termination due to Death
RICHARD DICKSON
Aggregate monthly cash payments	$ -	$ -	$4,400,000	(1)	$ -		$ -		$550,000	(2)	$550,000	(2)
Lump sum cash payment	-	-	1,034,216	(3)	7,700,000	(4)	-		1,100,000	(5)	1,100,000	(5)
Health and welfare benefits continuation	-	-	68,870	(6)	-		-		-		-
Lump sum cost of insurance and retirement benefits	-	-	-		48,614	(7)	-		-		-
Value of accelerated stock options	-	-	-		-		-		-		-
Value of accelerated restricted stock (8)	-	-	8,034,637	(9)	8,034,637		8,034,637	(9)	8,034,637		8,034,637
Executive outplacement services (10)	-	-	10,000		10,000		-		-		-
TOTAL:	$ -	$ -	$13,547,723		$15,793,251		$8,034,637		$9,684,637		$9,684,637

(1)	Represents aggregate payments of monthly salary plus monthly bonus (1/12 of target bonus (last annual salary)) through December 31, 2014.
(2)	Represents six months of salary.
(3)	Represents actual bonus earned for 2012.
(4)	Represents target bonus (last annual salary) plus three times 200% of annual salary.
(5)	Represents target bonus (last annual salary).
(6)	Includes the present value of (x) life and health insurance for Mr. Dickson under our group policies through December 31, 2013, assuming a discount rate of 3.93% and a growth rate of 8% per year for health insurance premiums, (y) our continued contributions to The Jones Group Inc. Retirement Plan with an assumed maximum amount of $10,200 annually through December 31, 2014, and (z) approximately $242 to provide equivalent long-term disability coverage through age 65.
(7)	Represents the present value of our cost of continued life and health insurance and our continued contributions to The Jones Group Inc. Retirement Plan for Mr. Dickson during the period from December 31, 2012 through December 31, 2014.
(8)	Represents the value of unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).
(9)	Assumes that with respect to any performance-based restricted stock, performance goals for the applicable period will be fully satisfied.
(10)	Assumes that we reimburse Mr. Dickson for the maximum reimbursable amount ($10,000) under his employment agreement.

Payments and benefits	Voluntary termination by named executive officer	Termination by us for cause	Termination by us without cause or by the named executive officer with good reason		Termination by us without cause or by the named executive officer with good reason following a change in control		Normal retirement		Termination due to Disability		Termination due to Death
IRA M. DANSKY
Aggregate monthly cash payments	$ -	$ -	$4,062,500	(1)	$1,000,000	(2)	$1,000,000	(2)	$1,350,000	(3)	$1,350,000	(3)
Lump sum cash payment	-	-	373,245	(4)	4,725,000	(5)	-		373,245	(4)	373,245	(4)
Health and welfare benefits continuation	-	-	492,076	(6)	424,703	(7)	424,703	(7)	492,076	(6)	492,076	(6)
Lump sum cost of insurance and retirement benefits	-	-	-		30,527	(8)	-		-		-
Value of accelerated stock options	-	-	-		-		-		-		-
Value of accelerated restricted stock (9)	-	-	1,986,929	(10)	1,986,929		1,986,929	(10)	1,986,929		1,986,929
Executive outplacement services (11)	-	-	10,000		10,000		-		-		-
TOTAL:	$ -	$ -	$6,924,750		$8,177,159		$3,411,632		$4,202,250		$4,202,250

(1)	Represents aggregate payments of (i) monthly salary plus monthly bonus (1/12 of target bonus (75% of last annual salary)) through June 30, 2015 plus (ii) aggregate monthly cash payments totaling $200,000 per year through December 31, 2017.
(2)	Represents aggregate monthly cash payments totaling $200,000 per year through December 31, 2017.
(3)	Represents (i) six months of salary plus (ii) aggregate annual cash payments totaling $200,000 per year through December 31, 2017.
(4)	Represents actual bonus earned for 2012.
(5)	Represents target bonus (75% of last annual salary) plus three times 200% of annual salary.
(6)	Represents the present value at December 31, 2012 of health and dental insurance for Mr. Dansky and his wife for life, assuming a life expectancy of 83 and 85 years, respectively, a discount rate of 3.93%, an annual cost to us of $13,287 and a growth rate of 10% per year for premiums. Also includes the present value of (x) life insurance for Mr. Dansky under our group policies through June 30, 2015, assuming a discount rate of 3.93%, (y) our continued contributions to The Jones Group Inc. Retirement Plan with an assumed maximum amount of $10,200 annually through June 30, 2015 and (z) approximately $36,846 to provide equivalent long-term disability coverage with a total monthly benefit of $15,000 to age 70.
(7)	Represents the present value at December 31, 2012 of health and dental insurance for Mr. Dansky and his wife from December 31, 2012 for life, assuming a life expectancy of 83 and 85 years, respectively, a discount rate of 3.93%, an annual cost to us of $13,287 and a growth rate of 10% per year for premiums.
(8)	Represents the present value of our cost of continued life insurance and our continued contributions to The Jones Group Inc. Retirement Plan for Mr. Dansky during the period from December 31, 2012 through June 30, 2015.
(9)	Represents the value of unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).
(10)	Assumes that with respect to any performance-based restricted stock, performance goals for the applicable period will be fully satisfied.
(11)	Assumes that we reimburse Mr. Dansky for the maximum reimbursable amount ($10,000) under his employment agreement.

Payments and benefits	Voluntary termination by named executive officer	Termination by us for cause	Termination by us without cause or by the named executive officer with good reason		Termination by us without cause or by the named executive officer with good reason following a change in control		Normal retirement		Termination due to Disability		Termination due to Death
CHRISTOPHER R. CADE
Aggregate monthly cash payments	$ -	$ -	$400,000	(1)	$ -		$ -		$200,000	(2)	$200,000	(2)
Lump sum cash payment	-	-	-		1,000,000	(3)	-		200,000	(4)	200,000	(4)
Health and welfare benefits continuation	-	-	23,417	(5)	-		-		-		-
Lump sum cost of insurance and retirement benefits	-	-	-		-		-		-		-
Value of accelerated stock options	-	-	-		-		-		-		-
Value of accelerated restricted stock	-	-	308,120	(6)	616,241	(7)	616,241	(8)	616,241	(7)	616,241	(7)
Executive outplacement services	-	-	-		-		-		-		-
TOTAL:	$ -	$ -	$731,537		$1,616,241		$616,241		$1,016,241		$1,016,241

(1)	Represents aggregate payments of monthly salary through December 31, 2013.
(2)	Represents six months of salary.
(3)	Represents 250% of annual salary.
(4)	Represents target bonus (50% of last annual salary).
(5)	Represents the present value of our cost of continued life and health insurance for Mr. Cade during the period from December 31, 2012 through December 31, 2013.
(6)	Represents the value of one-half of outstanding unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).
(7)	Represents the value of unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06).
(8)	Represents the value of unvested restricted stock subject to accelerated vesting. Calculated based on the closing price of our common stock on the New York Stock Exchange on December 31, 2012 ($11.06). Assumes that with respect to any performance-based restricted stock, performance goals for the applicable period will be fully satisfied.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC and the New York Stock Exchange, and to furnish us with copies of, reports of ownership and changes in ownership of our common stock.  Based on a review of our records and written representations of our directors and executive officers, all Section 16(a) reports for 2012 were filed on a timely basis.

Item 2.  Proposal to Ratify the Selection of Independent Registered Public Accountants

BDO USA, LLP served as our independent registered public accountants during 2012 and has been selected, subject to ratification by our stockholders at the annual meeting, to serve as our independent registered public accountants for 2013.  BDO USA, LLP (or its predecessor firms) has audited our financial statements since 1975.  A representative of BDO USA, LLP will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    If the selection of BDO USA, LLP is not ratified, or if before the next annual meeting of our stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint other independent registered public accountants whose engagement for any period after the next annual meeting will be subject to stockholder approval at that meeting.

Item 3.  Advisory Vote to Approve Named Executive Officer Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") enacted in 2010 and Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act") require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.  In May 2011, following our 2011 Annual Meeting of Stockholders, in light of the outcome of the stockholder vote on the frequency of future votes on executive compensation, the Board of Directors adopted a resolution providing that an advisory vote on named executive officer compensation will be held annually until the next required vote on the frequency of such votes (which, under current SEC regulations, will be held in 2017).
As described in detail in the Compensation Discussion and Analysis ("CD&A") beginning on page 20 of this proxy statement, the Compensation Committee of our Board establishes the compensation of our named executive officers and oversees the development of a compensation program designed to attract, retain and motivate executives who enable us to achieve our strategic and financial goals. Our compensation program is designed to deliver a substantial portion of the total compensation of our named executive officers in the form of performance-contingent cash and equity awards to achieve our objective of holding executives accountable and offering rewards for successful business results and producing value for our stockholders over the long term.
As more fully described in the CD&A:

•	More than 60% of the total direct compensation (i.e., salary, annual cash incentives and equity) of our named executive officers was composed of performance-based compensation.

•	Annual cash incentives are earned based on performance against pre-established corporate financial metrics and, for certain named executive officers, against individual qualitative performance goals.

•	For the 2012 performance year, the Committee changed the structure of awards under the annual cash incentive plan by:

•	Introducing earnings per share ("EPS") as a third corporate financial performance metric, in addition to operating income and operating cash flow;

•
Changing the weighting of the corporate financial performance metrics to increase the emphasis on profitability, as measured by EPS and operating income, and to reduce the emphasis on operating cash flow; and

•	Increasing the threshold financial performance goal for operating income that must be achieved for payment of an incentive cash award to 75% of budget, from 70%.

•
Our corporate performance with respect to operating cash flow was well above the budgeted target, and our corporate performance with respect to operating income was below the budgeted target but above the threshold goal, which resulted in the payment of annual cash incentive awards to our named executive officers ranging from 104% to 107% of target.

•
Our primary long-term equity incentive program consists of performance-contingent restricted stock grants.  Vesting of 50% of the shares depends on achievement of three-year cumulative operating cash flow targets.  The remaining 50% is contingent on our three-year total shareholder return performance compared to a peer group of apparel, retail and footwear companies.

•
50% of the shares granted in 2010 were earned based on cumulative operating cash flow performance for 2010 through 2012, but since we did not achieve our objectives with respect to our cumulative total shareholder return performance for that period relative to that of our peer companies, 50% of the performance-contingent shares were forfeited.

We urge stockholders to read the CD&A, the Summary Compensation Table and our related compensation tables and narratives for more detailed information on the compensation of our named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution at the 2013 Annual Meeting:

RESOLVED, that our stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Because your vote is advisory, it is not binding on us, our Board of Directors or the Compensation Committee of the Board.  However, the Compensation Committee will take into account the outcome of the vote and will evaluate whether any actions are necessary to address our stockholders' concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
 THE ADVISORY RESOLUTION SET FORTH ABOVE.

Item 4.  Proposal to Approve an Amendment to the 2009 Long Term Incentive Plan

In order to give the Compensation Committee of the Board of Directors the flexibility to responsibly address our future equity compensation needs, our stockholders are being asked to approve an amendment to The Jones Group Inc. 2009 Long Term Incentive Plan (the "Plan") to increase the number of shares reserved for issuance under the Plan by 3,250,000 shares.  The Board of Directors approved the amendment on February 12, 2013, subject to stockholder approval.

The Plan was adopted by the Board of Directors on March 26, 2009 and approved by our stockholders on May 20, 2009.  It serves a significant role in our compensation philosophy and programs.  The Plan provides for grants of share-based awards in the form of restricted stock, restricted stock units, stock options and performance-based equity awards, as well as grants of performance cash awards.  These award opportunities are designed to:

•	assist us in successfully attracting and retaining highly talented and experienced employees and non-management directors,
•	motivate Plan participants to achieve Jones' long-term financial and strategic objectives and
•	align Plan participants' interests with those of our stockholders.

To date, all awards under the Plan have been restricted stock grants with either performance-based or time-based vesting.  We believe that grants in the form of shares of restricted stock promote an ownership culture within the Company.  To date, approximately 87% of all restricted shares granted under the Plan to the executive officers named in the Summary Compensation Table and to senior executives with direct responsibility for our business units or corporate divisions have been scheduled to vest only upon achievement of performance goals over a three-year performance period.  Such grants provide our key executives with incentives to achieve long-term performance goals, reward them for the achievement of those goals, and provide them with value tied to our share price.  Approximately 93% of the time-based restricted stock grants awarded to date under the Plan have been scheduled to vest at least three years from the date of grant, which encourages retention of our officers and key employees receiving those awards and provides them with value tied to our share price.

The Board of Directors believes that maintaining an adequate number of shares under the Plan for future awards is critical to helping us continue to achieve the objectives of the Plan.  As of May 1, 2013, an aggregate of 816,220 shares of common stock remained available for awards under the Plan.  Although the term of the Plan extends for nearly six more years, the proposed amendment would increase the number of shares reserved under the Plan by only the number that, in combination with the remaining shares available for issuance and shares returned to the Plan from forfeitures and cancellations, is expected to satisfy our equity compensation needs until the 2015 annual meeting of stockholders.  This forecast is based on our current expectation that the number of shares to be awarded under the Plan during each of 2013 and 2014 will be substantially consistent with the number of shares awarded under the Plan during 2012.  See "Plan Benefits" below for a discussion of restricted stock grants in 2012 and during the period from January 1, 2013 through March 26, 2013 (the record date for our 2013 annual meeting of stockholders).  However, there can be no assurance that such number of shares would satisfy our needs if circumstances were to change in the future.  Based on our current forecast, we anticipate seeking the authorization of additional shares to be reserved under the Plan prior to the Plan's expiration or further extension in 2019.  This approach of seeking approval to increase the share reserve only to the extent anticipated to fulfill our needs over a limited period of time will provide stockholders with the opportunity to review and consider the merits of the Plan again in subsequent years as additional shares are required.

The 3,250,000 additional shares we are seeking approval to issue under the Plan equals approximately 4% of our outstanding shares as of May 1, 2013.  If stockholders do not approve the proposed amendment, the Plan will remain in effect, and we will continue to make equity awards until all of the shares available for issuance under the Plan have been issued.  In that event, however, we anticipate that we will not have enough shares available under the Plan to make our annual equity grants to our executives and key employees in 2014 at levels consistent with our past practice.  As a result, we may be required to pay significantly greater cash compensation to attract, motivate, reward and retain those individuals.

The material features of the Plan are summarized below under the caption "Description of Material Features of the Plan."  That summary is qualified in its entirety by reference to the complete text of the Plan as proposed to be amended, which is attached to this proxy statement as Annex B.  The Plan contains a number of provisions that the Board of Directors believes are consistent with the interests of stockholders and represent sound corporate governance practices.  Those provisions are highlighted below under the caption "Key Corporate Governance Features."  The role of the Plan as an integral component of the compensation program for our named executive officers is discussed under "Compensation Discussion and Analysis" in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT TO THE 2009 LONG TERM INCENTIVE PLAN.

Key Corporate Governance Features
The Plan contains a number of provisions that the Board of Directors believes are consistent with the interests of stockholders and represent sound corporate governance practices.  Some of those features are listed below.  They are described more fully under the caption "Description of Material Features of the Plan" below.

•
Limitation on Short Vesting Periods.  No more than 10% of the total number of shares reserved for issuance under the Plan may be granted as awards of restricted stock or restricted stock units that fully vest in fewer than three years from the date of grant.

•	No Discount Stock Options. The Plan prohibits the granting of stock options with an exercise price of less than the fair market value of our common stock on the date of grant.

•
No Stock Option Repricing.  The Plan prohibits the repricing of stock options without the approval of stockholders. This restriction applies to both direct repricings (lowering the exercise price of an outstanding stock option) and indirect repricings (canceling an outstanding stock option and granting a replacement stock option with a lower exercise price).

•
No Liberal Recycling Provisions.  Under the Plan, the following shares will not be added back to the aggregate plan limit: (a) shares surrendered or withheld as payment of the exercise price; (b) shares surrendered or withheld to satisfy tax withholding obligations; or (c) shares subject to awards denominated in shares of common stock that were settled in cash or consideration other than shares of common stock.

•
No Dividends on Unearned Performance-Based Awards.  Dividends with respect to performance-based restricted stock and dividend equivalent payments with respect to other performance-based awards are accumulated but not paid out to the grantee unless and until the performance-based award vests.

•
"Double Trigger" Change in Control Requirement.  If equity awards under the Plan are assumed, converted or replaced in connection with a change in control, vesting will accelerate only if the grantee's employment or service is terminated (other than for cause or disability) following the change in control.  A "change in control" under the Plan means consummation of an actual change in control transaction; the definition does not include events that precede or may not ultimately result in a change in control, such as stockholder approval of a merger or announcement of a tender offer.

Description of Material Features of the Plan

Administration. Our Board of Directors has delegated the administration of the Plan to the Compensation Committee.  The Compensation Committee is comprised of directors who qualify as "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.  The Compensation Committee interprets and implements the Plan and, subject to the terms of the Plan, determines the terms and conditions of awards, including:

•	when and to whom grants will be made,
•	the types of awards,
•	for stock-based awards, the number of shares to be covered by the awards and the exercise price, if applicable,
•	when awards are to vest, settle or become exercisable, including the terms and conditions of performance conditions and performance goals, if applicable,
•	the amount of cash payable pursuant to performance-based cash awards and
•	the circumstances under which awards are to be cancelled, forfeited, exchanged or surrendered.

The Compensation Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

The Compensation Committee has the authority to designate a "CEO Committee," composed of the director serving as our chief executive officer, and to delegate to the CEO Committee the authority to direct the grant of awards to persons who are eligible to receive awards under the Plan, subject to guidelines established by the Compensation Committee.  The guidelines adopted by the Compensation Committee permit the CEO Committee to grant awards in connection with the hiring or promotion of an individual eligible to participate in the Plan, but they do not permit the CEO Committee to grant awards to any chief executive officer of the Company or to any other eligible individual who at the time of the award is, or is reasonably expected to become, subject to the provisions of Section 16 of the Securities Exchange Act of 1934, pursuant to Rule 16a-2 under the Securities Exchange Act, or to grant awards that are inconsistent with the provisions of the Plan.

Amendment and Termination.  No awards may be granted under the Plan after the tenth anniversary of the date on which the Plan was adopted by the Board of Directors.  The Board of Directors may amend, suspend or discontinue the Plan at any time, except that no amendment may adversely affect any rights of a participant under a previously granted award without the participant's consent.  Shareholder approval of an amendment is necessary if the Board of Directors determines that shareholder approval is desirable for the Plan to qualify or comply with tax or regulatory requirements, or if the amendment would:

•	increase the maximum number of shares reserved for issuance under the Plan,
•	alter the classes of persons who are eligible to receive awards under the Plan,
•	permit the lowering of the exercise price of an outstanding option,

•	permit the Compensation Committee to offer to grant new options in exchange for the cancellation of outstanding options with a higher exercise price,
•
permit the Compensation Committee to offer to grant any other award in exchange for the cancellation of an outstanding option with an exercise price per share that is greater than the fair market value per share of our common stock or

•
permit the Compensation Committee to grant awards of restricted stock and restricted stock units that will fully vest in fewer than three years from the date of grant, in excess of 10% of the total number of shares of common stock reserved for issuance under the Plan.

Eligibility.  Awards may be granted to directors, officers, key employees and consultants of Jones and any of its subsidiaries, except that incentive stock options may be granted only to employees of Jones and its subsidiaries.

As of May 1, 2013, approximately 360 persons, including 14 executive officers and directors, are eligible to participate in the Plan.  This total comprises not only senior managers and non-employee directors but also key employees in a variety of professional positions within and outside of the U.S., including design, production, sales, merchandising, marketing, operations and finance positions.  As of the date of this proxy statement, no allocation or other determination has been made as to the amount of awards that may be made to any of the eligible participants in the future.

Share Reserve.  From the inception of the Plan through the date hereof, a total of 9,416,623 shares of our common stock have been reserved for issuance under awards granted under the Plan, excluding the 3,250,000 shares for which stockholder approval is sought under this proposal.  The authorized share reserve to date is comprised of 1,850,000 shares that were reserved for issuance under the Plan when it was approved by stockholders on May 19, 2009, plus 7,566,623 shares that were subject to awards outstanding under our prior equity incentive plans as of May 19, 2009 and were subsequently forfeited, cancelled or subject to stock options that expired at the conclusion of their respective terms unexercised.

Excluding the proposed increase for which we are seeking stockholder approval at the 2013 annual meeting, since the adoption of the Plan, the authorized share reserve has not been modified.  If this amendment is approved by our stockholders, the total number of shares of common stock reserved for issuance under the Plan would increase to 12,666,623 shares.  The number of shares reserved for issuance is subject to equitable adjustment in the event of stock dividends, stock splits, recapitalizations or similar changes in our capital structure.

Shares of common stock that are subject to outstanding awards under the Plan that are forfeited, cancelled or otherwise terminate will be available for subsequent awards, except that shares of common stock that are subject to awards under the Plan will not (or will no longer) be available for awards granted under the Plan if they were:

•	subject to awards denominated in shares of common stock that were settled in cash or consideration other than shares of common stock,
•	surrendered or withheld as payment of the exercise price of an award or
•	surrendered or withheld to satisfy applicable tax withholding obligations.

Types of Awards.  Awards may consist of the types of stock-based awards or cash-based awards described below, which may be granted singly or in combination with other awards.

Incentive Stock Options.  An incentive stock option is an award in the form of a stock option to purchase shares of common stock that is intended to comply with the requirements of Section 422 of the Internal Revenue Code. The exercise price of each incentive stock option will not be less than the fair market value of our common stock on the date of grant.

Non-Qualified Stock Options.  A non-qualified stock option is an award in the form of a stock option to purchase shares common stock. Non-qualified stock options do not qualify for the special tax treatment accorded to incentive stock options under Section 422 of the Internal Revenue Code. The exercise price of each non-qualified stock option will not be less than the fair market value of the common stock on the date of grant.

Restricted Stock.  Restricted stock awards are awards of shares of common stock that are subject to forfeiture during a pre-established period if certain conditions (for example, continued employment or attainment of pre-determined performance goals) are not met.  The terms of a restricted stock award are determined by the Compensation Committee and set forth in an award agreement.  Shares of restricted stock may not be sold, assigned, transferred or otherwise encumbered during the period of the restriction.  The grantee is entitled to dividend, voting and other ownership rights during the period of the restriction, except that dividends with respect to performance-based awards will be accumulated but not paid out to the grantee unless and until such performance-based award vests.

Restricted Stock Units.  Restricted stock unit are awards denominated in shares of common stock that represent the right to receive payment for the value of such shares, contingent on satisfaction of vesting conditions.  The terms of a restricted stock unit award are determined by the Compensation Committee and set forth in an award agreement.  Upon satisfaction of the vesting conditions, the vested restricted stock units are payable in shares of common stock or, if the award agreement provides for a different form of settlement, in cash or other property equal to the product of the fair market value of one share of common stock multiplied by the number of vested restricted stock units.  The grantee is not entitled to any rights as a stockholder with respect to restricted stock units; however, the terms of the award may provide the grantee with the right to receive dividend equivalent payments, except that dividends equivalent payments with respect to performance-based awards will be accumulated but not paid out to the grantee unless and until such performance-based award vests.

Performance-Based Equity Awards and Performance Cash Awards.  The Plan provides the Compensation Committee with authority to grant stock-based or cash awards as to which the vesting, settlement or right to exercise is based upon the achievement of one or more pre-established, objective performance goals established for a performance period.  Performance-based awards may be either stock-based awards or cash awards.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1,000,000 paid to the chief executive officer and any one of the next three most highly compensated executive officers (excluding the chief financial officer).  However, performance-based compensation is not subject to that deduction limitation. The Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).  However, the Compensation Committee also has discretion to grant awards that may not constitute qualifying performance-based compensation under Section 162(m) when it believes that those awards would be in the best interest of Jones.

With respect to performance-based awards intended to qualify under Section 162(m) of the Internal Revenue Code, the Compensation Committee will establish in writing the objective performance-based goals applicable to a given fiscal year no later than 90 days after the beginning of the performance period and not later than after 25% of the performance period has elapsed.  For all other performance-based awards, the performance goals must be established before the end of the performance period.  Grants of performance-based awards may be made in such a manner that more than one performance period is in progress concurrently.  The performance goals may differ among grantees, including among similarly situated grantees.  No performance-based awards intended to qualify under Section 162(m) of the Internal Revenue Code will be payable to any participant for any fiscal year until the Compensation

Committee certifies in writing that the performance goals (and any other material terms) applicable to that performance period have been satisfied.

Performance goals will be based upon performance criteria related to the performance of the Company as a whole or upon performance of a subsidiary, business unit, division or department and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period or other standard selected by the Compensation Committee.  Performance criteria may include one or more of the following factors: revenue, net sales, operating income, earnings, cash flow, working capital and components thereof, return on equity, return on assets, return on investment, stock price, total shareholder return, market share, earnings per share, earnings from continuing operations, level or expense, cost or liability or any increase or decrease in one or more of the foregoing over a specified period.

Limitations on Awards to Participants.

•	The maximum number of shares of common stock that may be subject to stock options granted under the Plan to a participant during any 12-month period is 500,000 shares.
•
The maximum number of shares of common stock that may be subject to performance-based awards of restricted stock or performance-based awards of restricted stock units granted or issued under the Plan to a participant during any 12-month period is 500,000 shares.

•	The maximum aggregate payout of performance cash awards to a participant during any performance period is $3,000,000.
•	The maximum number of shares that may be subject to incentive stock options granted under the Plan is 462,500 shares.
•
The aggregate fair market value (determined at the time an incentive stock option is granted) of the common stock with respect to which an incentive stock option is exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Limitations on Vesting or Exercise Periods.

•
Not more than 10% of the total number of shares of common stock reserved for issuance under the Plan may be granted as restricted stock or restricted stock units that will fully vest in fewer than three years from the date of grant.

•
The exercise period of stock options may not exceed seven years from the date of grant.  However, in the case of an incentive stock option granted to a participant who, at the time the incentive stock option is granted, owns shares possessing 10% or more of the total combined voting power of all classes of stock of Jones or its subsidiary corporations (a "10% stockholder"), the exercise period for an incentive stock option may not exceed five years from the date of grant.

Termination of Relationship to the Company.

Death, Disability or Retirement.  In the case of retirement, disability or death of a participant: (i) stock options become immediately fully exercisable, and the exercise period is extended to one year after the date of death, one year after the date of disability or three years after the date of retirement, but in any case not more than seven years (five years in the case of a 10% stockholder) after the date of grant or the original expiration date of the award, whichever is earlier; and (ii) the period of restrictions applicable to unvested shares of restricted stock terminates on the date of such termination of service.

Other Termination of Employment or Service.  Subject to such exceptions as may be determined by the Compensation Committee:

•
If the position of a participant is terminated by us for cause or by the participant voluntarily without our consent, then immediately upon such termination, the unexercised stock options held by the participant terminate.

•
Under other circumstances of termination of employment or service, stock option awards may be exercised (to the extent that the grantee was entitled to exercise the stock option at the time of termination) within three months after such termination but not beyond the earlier of seven years after the grant date (five years after the grant date in the case of a 10% stockholder) or the expiration of the award.

•
Upon termination of employment or service for any reason other than death, disability or retirement, all unvested shares of restricted stock, restricted stock units and performance cash awards held by the participant are forfeited.

Change in Control.  In the event of a change in control of the Company, if awards under the Plan will not be assumed, converted or replaced, the awards will vest immediately prior to the change in control, if the Committee so determines.  If the awards are assumed, converted or replaced in connection with a change in control, unless otherwise provided in an employment agreement and if the Committee so determines, upon a participant's termination of employment or service by the Company other than for cause or disability during the 24-month period following the change in control:

•
Stock options will either vest in full or the grantee will receive an amount equal to the product of the excess of the fair market value over the exercise price per share, multiplied by the number of shares covered by the stock option.

•	Awards of restricted stock and restricted stock units will vest in full and no longer be subject to forfeiture.
•	Performance-based awards will be deemed to satisfy the performance goals at the maximum level of achievement.

Federal Income Tax Consequences.  The following are the principal U.S. federal income tax consequences generally applicable to awards granted under the Plan, based on current law and regulations.

Stock Options.  The grant of an option will create no federal income tax consequences for the recipient or Jones or a subsidiary employing the participant.  A participant will have no taxable income upon exercising an incentive stock option, except that the participant may have income for alternative minimum tax purposes, and Jones generally will receive no deduction when an incentive stock option is exercised.

Generally, if the participant disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and Jones will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale).  The balance of any gain, and any loss, will be treated as a capital gain or loss to the participant.  If the shares are disposed of after those holding requirements are met, Jones will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a capital gain or loss.

In general, upon exercising a stock option other than an incentive stock option, the participant will recognize ordinary income equal to the excess of the fair market value of the stock acquired on the date of exercise over the option price, and Jones will then be entitled to a deduction for the same amount.  The disposition of shares acquired upon exercise of a nonqualified stock option generally result in a capital gain or loss to the participant, but will have no tax consequences for Jones.

Restricted Stock.  In general, a participant will realize income as a result of an award of restricted stock at the time the restrictions expire on those shares, unless the participant makes a voluntary election under Section 83(b) of the Code.  A Section 83(b) election would cause the participant to realize income in the year in which the award was granted.  If a Section 83(b) election is made and the shares are later forfeited, the participant will not be entitled to any offsetting tax deduction.  The amount of income realized by the participant will be the difference between the fair market value of the shares on the date on which the restrictions expire (or on the date of issuance, if a Section 83(b) election is made) and the purchase price, if any, for the shares.  Generally, Jones will be entitled to a deduction in an amount equal to the ordinary income realized in connection with the issuance or vesting of the restricted stock.  Any gain or loss upon a subsequent sale or exchange of the restricted stock, measured by the difference between the sale price and the fair market value on the date the restrictions expire (or on the date of issuance, if a Section 83(b) election is made), will be capital gain or loss, short-term or long-term, depending upon the length of time the participant has held the shares.

Restricted Stock Units.  A participant who has been granted a restricted stock unit awards will not realize taxable income at the time of grant and Jones will not be entitled to a tax deduction at that time.  The participant will have compensation income at the time of distribution equal to the then fair market value of the distributed shares of common stock or the amount of cash received, and Jones will then be entitled to a corresponding tax deduction.

 Equity Compensation Plan Information

The Plan is our only equity compensation plan currently in effect.  To date, grants of restricted stock are the only type of awards that have been made under the Plan.  There are no outstanding awards under any of our prior equity incentive plans.

Plan Benefits

All awards under the Plan are made at the discretion of the Compensation Committee, except that under our compensation program for non-management directors, each non-management director is to receive an annual grant of restricted stock equal in value to $100,000, and new non-management directors are to receive an initial grant of restricted stock equal in value to $150,000.  Because of the discretionary nature of future awards under the Plan, the amount of awards for any future period is not determinable at this time with respect to our executive officers, including the named executive officers, or other employees.

 During 2012, an aggregate of 3,201,848 shares of restricted stock were granted to Plan participants, of which 196,198 shares were forfeited or cancelled during 2012.  Of the 5,875,430 aggregate shares of restricted stock that were outstanding as of December 31, 2012, 447,192 were forfeited and 816,615 had vested, as of the record date (March 26, 2013).  During the period from January 1, 2013 through March 26, 2013, 2,613,542 shares of restricted stock were granted pursuant to new awards under the Plan, including a total of 2,374,845 shares that were granted on January 31, 2013 in accordance with our practice of making annual equity grants to executives and key employees immediately following the first meeting of the Compensation Committee each year.  Of the 2,613,542 shares of restricted stock granted from January 1 through March 26, 2013, 878,680 shares are scheduled to vest at the end of a three-year period (of which 28,000 had been forfeited as of March 26, 2013), 81,297 are scheduled to vest ratably over a three-year period, and 1,653,565 shares are scheduled to vest only upon achievement of performance goals over a three-year performance period (of which none had been forfeited as of March 26, 2013).  As of March 26, 2013, an aggregate of 7,197,165 shares of restricted stock granted under the Plan were outstanding.  We currently have no plans to issue additional awards under the Plan during 2013 other than to newly-hired employees or promoted employees, consistent with our past practice.  The last reported sales price per share of the common stock on the record date, as reported on the New York Stock Exchange Composite Tape, was $12.87.

Fees Paid to Independent Registered Public Accountants

In connection with the audit of Jones' 2012 financial statements, we entered into an engagement agreement with BDO USA, LLP, which set forth the terms by which BDO USA, LLP has performed audit services for us.  That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The aggregate fees billed by BDO USA, LLP for professional services for 2012 and 2011 were as follows:

	2012	2011
Audit fees (1)	$2,734,201	$2,618,626
Audit-related fees (2)	112,000	776,816
Tax fees (3)	279,793	325,951
Total	$3,125,994	$3,721,393

(1)	Includes audit of financial statements, audit of internal controls, SAS 100 reviews, consultations and statutory audits.

(2)	Includes audits of employee benefit plans and due diligence and reviews related to acquisition and disposition activities.

(3)	Includes foreign tax compliance work, transfer pricing studies, consultations and preparation of expatriate tax returns.

The Audit Committee's charter provides that the Audit Committee will review, and approve in advance, in its sole discretion, all auditing services, internal control related services and permitted non-audit services, including fees and terms, to be performed for us by our independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to completion of the audit.  The Audit Committee may form and delegate to subcommittees of one or more members of the Audit Committee its authority to pre-approve audit and permitted non-audit services, including internal control related services, provided that any such subcommittee pre-approvals are presented to the full Audit Committee at the next scheduled Audit Committee meeting.  In 2012, all of the services and fees were pre-approved by the Audit Committee.

The Audit Committee's charter also provides that the Audit Committee will consider whether the independent registered public accountants' provision of permitted non-audit services is compatible with maintaining the registered public accountants' independence.  The Audit Committee considered whether the provision of non-audit services by BDO USA, LLP is compatible with maintaining BDO USA, LLP's independence with respect to Jones and determined that to be the case.

Submission of Stockholder Proposals and Nominations

Any stockholder proposal intended for inclusion in the proxy material for the 2014 annual meeting must be received by us at the address on the first page of this proxy statement, Attention:  Secretary, no later than January 15, 2014 and must otherwise comply with SEC rules.

Our by-laws establish an advance written notice procedure for stockholders seeking to nominate a candidate for director or to bring business before a meeting of stockholders.  The by-laws provide that only persons who are nominated by the Board of Directors, by a committee of the Board of Directors, or by a stockholder of record on the record date of the meeting at which directors are to be elected and also on the date of that meeting who is entitled to vote at that meeting and who has given timely written notice to the Secretary of Jones prior to that meeting, will be eligible for election as directors of Jones.  The by-laws also provide that, except as permitted by the presiding officer in such officer's sole discretion (unless a majority of the Board of Directors object), at any meeting of stockholders only such business may be conducted as has been specified in the notice of meeting or brought before the meeting at the direction of the Board of Directors, by the presiding officer of the meeting (unless a majority of the Board of Directors object) or, in the case of an annual meeting of stockholders, by a stockholder of record on the record date of the meeting who continues to be entitled to vote at the meeting and who has given advance written notice as specified in the by-laws to the Secretary of Jones of the stockholder's intention to bring such business before the meeting.

Under the by-laws, to be timely, the written notice must be received by us at our principal executive offices, addressed to the attention of the Secretary, in the case of an annual meeting that is called for a date within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 45 days or more than 90 days before that anniversary date; in the case of an annual meeting that is called for a date that is not within 30 days before or after such anniversary date or, with respect to nominations, in the case of a special meeting of stockholders called for the purpose of electing directors, we must receive the notice not later than the close of business on the fifth day after the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.  A stockholder proposal submitted by the deadline specified above for inclusion in our proxy material for the next annual meeting of stockholders and which otherwise complies with SEC rules is deemed timely under the by-laws.  The stockholder's notice must also contain certain information specified in the by-laws.  A copy of the applicable by-law provisions is available upon written request to:  The Jones Group Inc., 1411 Broadway, 36th Floor, New York, New York 10018; Attn: Ira M. Dansky.

The presiding officer at the 2013 annual meeting will determine whether any stockholder proposal or nomination was properly brought; if such proposal or nomination was not properly brought, then the presiding officer will not allow a vote on the proposal or nomination.  Proxyholders in the proxy accompanying this proxy statement will be allowed to use their discretionary voting authority to vote on any such proposal submitted after the deadline described above.

Other Matters

The Board of Directors is not aware of any business constituting a proper subject for action by the stockholders to be presented at the meeting, other than those set forth in this proxy statement.  However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

How to Attend the Annual Meeting

The meeting will be held on June 14, 2013 at the offices of Cravath, Swaine & Moore at 825 Eighth Avenue, The Paul D. Cravath Room - 48th Floor, New York, New York, which is located between 49th and 50th Streets on Eighth Avenue.

OUR 2012 ANNUAL REPORT ON FORM 10-K TO THE SEC, WITHOUT EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: THE JONES GROUP INC., 1411 BROADWAY, NEW YORK, NEW YORK 10018; ATTN: JOHN T. McCLAIN.

In addition to soliciting proxies by mail, we may make requests for proxies by telephone, electronic communication or messenger or by personal solicitation by our officers, directors, or employees, or by any one or more of these means.  We will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy material to beneficial owners of our shares.  We will pay all expenses in connection with such solicitations.

D.F. King & Co., Inc. will assist in the solicitation of proxies.  We will pay D.F. King a fee of approximately $13,500, plus reimbursement of certain out-of-pocket expenses, and will indemnify D.F. King against any losses arising out of D.F. King's proxy soliciting services on behalf of us.

By Order of the Board of Directors Wesley R. Card Chief Executive Officer

Dated: May 15, 2013

ANNEX A
THE JONES GROUP INC.
DIRECTOR INDEPENDENCE STANDARDS
AS ADOPTED BY THE BOARD OF DIRECTORS

(As Amended on March 24, 2011, Effective January 1, 2011)

A director shall qualify as independent for the purposes of service on the Board of the Company and its committees if the Board has affirmatively determined that the Director has no material relationship with the Company, either directly or as an officer, partner, or substantial shareholder of an organization that has a relationship with the Company.  A Director shall be deemed to have no material relationship with the Company and will qualify as independent provided that (a) the Director meets the standards set forth below and (b) if there exists any relationship or transaction of a type not specifically mentioned in the standards set forth below, the Board, taking into account all relevant facts and circumstances, determines that such other relationship or transaction would not impair the independence of such Director.

1.
Employment with the Company.  The Director is not, and has not within the past three years been, an officer or employee of the Company, and no member of his or her Immediate Family (as defined below) is, or within the past three years has been, an executive officer of the Company.

2.
Direct Compensation from the Company of Less than $120,000.  Neither the Director nor any of his or her Immediate Family has received more than $120,000 during any 12 month period within the past three years in direct compensation from the Company.  In calculating compensation, the following will be excluded: (a) Director and committee fees and expenses and pension or other forms of deferred compensation for prior service to the Company (provided such deferred compensation is not contingent in any way on continued service); (b) compensation paid to a Director for former service as an interim Chairman or interim Chief Executive Officer of the Company; and (c) compensation paid to an Immediate Family member for service as an employee (other than as an executive officer).

3.
No Material Business Dealings.  The Director is not a current employee of, and no Immediate Family member of the Director is a current executive officer of, another company (including parent and subsidiary companies within such other company's consolidated group) that has made payments to or has received payments from the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company's consolidated gross revenues (as reported for the most recently completed fiscal year of such other company).

4.
No Affiliation with the Company's Auditor.  (A) The Director is not a current partner, and no Immediate Family member of the Director is a current partner, of a firm that is the Company's internal or external auditor; (B) the Director is not a current employee of such a firm; (C) the Director has no immediate family member who is a current employee of such a firm and who personally works on the Company's audit; and (D) neither the Director nor an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

5.
No Interlocking Directorates.  The Director is not nor has the Director been employed, and no Immediate Family member of the Director is or has been employed, within the past three years as an executive officer of another company where either the Company's Chief Executive Officer,

Chief Financial Officer or other executive officer at the same time serves or served on such other company's compensation committee.
6.
No Material Charitable Contributions.  The Director has not been an executive officer of an entity to which the Company has made, within the past three years, charitable contributions in any one year exceeding the greater of (i) $1 million or (ii) 2% of the charitable entity's annual consolidated gross revenues.

For purposes of these standards:

A.	References to the "Company" include The Jones Group Inc. and its subsidiaries.

B.
The "Immediate Family" of an individual includes the individual's spouse, parents, children, siblings, mothers- and fathers-in-law, daughters- and sons-in-law, sisters- and brothers-in-law and anyone who shares the individual's home (excluding unrelated domestic employees of the individual).  The Board need not consider the otherwise-disqualifying activities of an individual who dies, becomes incapacitated or otherwise (including as a result of legal separation or divorce) ceases to be an Immediate Family member prior to the time of the Board's determination for the purposes of these Independence Standards.

ANNEX B

THE JONES GROUP INC.
 2009 LONG TERM INCENTIVE PLAN
(as proposed to be amended)

1.    Purpose.  The Jones Group Inc. (the "Company") desires to attract and retain the best available talent and to encourage the highest level of performance.  The 2009 Long Term Incentive Plan (the "Plan" or the "2009 Plan") is intended to contribute significantly to the attainment of these objectives by (i) providing long-term incentives and rewards to all key employees of the Company (including officers and directors who are key employees of the Company and also including key employees of any subsidiary of the Company which may include officers or directors of any subsidiary of the Company who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Company or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Company or of any subsidiary, (ii) assisting the Company and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Company's stockholders.

2.    Types of Awards; Maximum Number of Shares that may be Issued.

(a)    Under the Plan, stock options ("Options"), shares of restricted stock ("Restricted Stock"), restricted stock units ("Restricted Stock Units") and Performance Cash Awards, either alone or in combination, may be granted to Eligible Individuals.  The grant of an Option, Restricted Stock, Restricted Stock Unit or Performance Cash Award is sometimes referred to herein as an "Award."  Options are rights to acquire shares of common stock, par value $.01 per share, of the Company ("Common Stock") upon payment of the exercise price.  Options granted to employees (including officers and directors who are employees) of the Company or a subsidiary corporation thereof, may, at the time of grant, be designated by the Company's Board of Directors either as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as nonqualified stock options.  Restricted Stock is an award of shares of Common Stock that may be subject to certain restrictions or a risk of forfeiture, pursuant to Section 6.  Restricted Stock Units are awards denominated in shares of Common Stock that represent the right to receive payment for the value of such shares subject to satisfaction of vesting conditions, pursuant to Section 7.  Performance Cash Awards are Awards that provide the grantee with the opportunity to earn a cash payment based on the achievement of Performance Goals, pursuant to Section 12.

(b)    Subject to adjustment under Section 11, the maximum number of shares of Common Stock available for issuance under Awards to be granted under the Plan shall be equal to the sum of: (i) 5,100,000 shares plus (ii) except as provided below, the number of shares subject to Awards outstanding under the Company's 1999 Stock Incentive Plan, as amended (the "1999 Plan"), and the Company's 1996 Stock Option Plan (the "1996 Plan") that are forfeited, terminated or cancelled or are subject to Options that expire at the conclusion of their respective terms unexercised, in each case, after May 19, 2009.  Shares of Common Stock subject to Awards issued under the 2009 Plan that are forfeited, terminated or cancelled or are subject to Options that expire at the conclusion of their respective terms unexercised shall become available for other Awards under the Plan.  Shares of Common Stock that are subject to Awards under the 1996 Plan, the 1999 Plan or the 2009 Plan shall not (or shall no longer) be available for Awards under the 2009 Plan if they were: (i) subject to Awards denominated in shares of Common Stock that were settled in cash or consideration other than shares of Common Stock; (ii) surrendered or withheld as payment of the exercise price of an Award; or (iii) surrendered or withheld to satisfy applicable tax withholding obligations.  Subject to the foregoing limitations of this Section 2(b), shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares of Common Stock, treasury shares, or shares of Common Stock which shall have been or which may be reacquired by the Company, or any combination thereof, as the Board of Directors of the Company shall from time to time determine.  Restricted Stock and Restricted Stock Units issued pursuant to the Plan, even while subject to restrictions, will be counted against the maximum number of shares issuable hereunder.

3.    Administration.

(a)    This Plan will be administered by the Board of Directors of the Company (the "Board of Directors"). The Board of Directors, in its discretion, may designate a Compensation Committee (the "Compensation Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Plan.  Members of the Compensation Committee shall meet such qualifications as the Board of Directors may determine; provided, however, that each member shall qualify as a "Non-Employee Director" under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as an "Outside Director" as defined in Code Section 162(m) and any regulations promulgated thereunder.  The Board, in its discretion, may also designate a CEO Committee (the "CEO Committee"), composed of the director of the Company who is serving as the Company's chief executive officer.

(b)    The Board of Directors or the Committee (hereinafter, the terms "Compensation Committee" or "Committee", shall mean the Board of Directors whenever no such Compensation Committee has been designated), shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Plan, to:  direct the grant of Awards; determine the purchase price of the Common Stock covered by each stock-based Award; determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted and subject to the maximums set forth in Section 4, the number of shares of Common Stock to be covered by each stock-based Award; designate Options as ISOs; interpret the Plan; determine the time or times at which Options may be exercised; determine the terms and conditions of the restrictions, including performance conditions and Performance Goals, if any, relating to any Award (which restrictions may vary among Awards as the Committee shall deem appropriate); make adjustments in the terms and conditions of, and the Performance Goals (as defined herein) (if any) included in, Awards; determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Exchange Act; determine the terms and provisions of and cause the Company to enter into written agreements with Eligible Individuals in connection with Awards granted under the Plan ("Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and make all other determinations it may deem necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, except as provided in Section 11, the Committee shall not have the authority, without first obtaining the approval of the Company's stockholders, to:  reduce the exercise price of any outstanding Option; offer to grant any other Award or to pay the grantee cash in exchange for the cancellation of an outstanding Option with an exercise price per share in excess of the then fair market value per share of the Company's Common Stock; offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price; increase the maximum number of shares of Common Stock reserved for issuance under the Plan; or alter the classes of persons constituting Eligible Individuals.

Members of the Committee shall serve at the pleasure of the Board of Directors.  The Committee shall have and may exercise all of the powers of the Board of Directors under the Plan, other than the power to appoint a director to Committee membership.  A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee.  The Committee may also act by instrument signed by a majority of the members of the Committee.

Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Plan shall be final and binding upon the Company and each person holding any Award granted under this Plan.

(c)    Subject to the express provisions of this Plan, the Committee shall have the authority, in its discretion, to delegate to the CEO Committee the authority to direct the grant of Awards to Eligible Individuals, subject to guidelines established by the Committee, and, in connection with such Awards, to determine the purchase price of the Common Stock covered by such Awards, the number of shares of Common Stock or number of Restricted Stock Units to be covered by such Awards, to designate any such Awards of Options as ISOs, to determine the time or times at which such Options may be exercised, and to determine the terms and conditions of any restrictions relating to such Awards; provided, however, that the CEO Committee shall have no authority to (i) grant Awards to the chief executive officer of the Company or to any other Eligible Individual who at the time of the Award is, or is reasonably expected to become, subject to the provisions of Section 16 of the Exchange Act, pursuant to Rule 16a-2 under the Exchange Act or (ii) grant Awards that are inconsistent with the express provisions of the Plan.

4.    Eligibility: Factors to be Considered in Granting Awards and Designating ISOs.

(a)    Awards may be granted only to (i) key employees (including officers and directors who are employees) of the Company or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Company or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Company or a subsidiary thereof.  In determining the persons to whom Awards shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee, or, if applicable, the CEO Committee, shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Company's (including subsidiaries') successful operation and such other factors as the Board of Directors in its discretion shall deem relevant.  Subject to the provisions of Section 2 and subsection 4(c) below, an Eligible Individual may receive Awards on more than one occasion under the Plan.

(b)    The maximum number of shares that may be granted to Eligible Individuals as ISOs under the Plan shall be 462,500 shares.

(c)    In no event shall any Eligible Individual be granted Options to purchase more than 500,000 shares of Common Stock or more than 500,000 shares of Restricted Stock or more than 500,000 Restricted Stock Units as Performance-Based Awards (as defined in Section 12) during any 12-month period.

5.    Awards of Options.

(a)    Purchase Price of Options.

(i)	The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, or, if applicable, the CEO Committee, but in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted. If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.
(ii)	In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent, if any, or subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

(b)    Term of Options.  The term of each Option shall be fixed by the Committee, or, if applicable, the CEO Committee, but in no event shall it be exercisable more than seven years from the date of grant, subject to earlier termination as provided in Sections 9 and 10.  An ISO granted to a 10% Holder shall not be exercisable more than five years from the date of grant.

(c)    Exercise of Options.

(i)	Subject to the provisions of the Plan, an Option granted to an employee under the Plan shall become fully exercisable at such time or times as the Committee or, if applicable, the CEO Committee, in its sole discretion shall determine at the time of the granting of the Option or thereafter, except that in no event shall any such Option be exercisable later than seven years from the date of grant. In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Company and any subsidiary corporation thereof) may not exceed $100,000. The Committee, or, if applicable, the CEO Committee, may condition the grant of an Option or the right to exercise the Option upon the attainment of specified Performance Goals pursuant to Section 12 or such other factors as the Committee, or, if applicable, the CEO Committee, may determine, in its sole discretion.

(ii)	An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

(iii)	The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided, that the purchase price may be paid (i) in whole or in part, by surrender or delivery to the Company of previously-owned securities of the Company already beneficially owned by the grantee for at least six months and having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in cash by a broker-dealer acceptable to the Company to whom the grantee has submitted an irrevocable notice of exercise. Fair market value shall be determined as provided in Section 5 for the determination of such value on the date of the grant. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements.

(iv)	Except as provided in Sections 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

(v)	The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

(vi)	Notwithstanding any other provision of this Plan, the Company shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Company's Common Stock may then be listed.

6.    Awards of Restricted Stock.  The Committee, or, if applicable, the CEO Committee, may authorize the issuance or transfer of shares of Restricted Stock to Eligible Individuals either alone or in addition to other Awards under the Plan.  The terms and conditions of the vesting of an Award of Restricted Stock shall be set forth in the Agreement with the recipient thereof, except that total Awards of Restricted Stock and Awards of Restricted Stock Units that will fully vest in fewer than three years from the date of grant may not exceed 10% of the total number of shares of Common Stock reserved for issuance under the Plan.  The Committee, or, if applicable, the CEO Committee, may condition the grant of Restricted Stock or the lapse of restrictions thereon upon the attainment of specified performance-based goals pursuant to Section 12 or such other factors as the Committee, or, if applicable, the CEO Committee, may determine, in its sole discretion.  Awards of Restricted Stock shall also be subject to the following provisions:

(a)    The Restricted Stock may be issued at a purchase price less than the fair market value thereof or for no consideration, as determined by the Committee, or, if applicable, the CEO Committee.

(b)    Restricted Stock may be subject to: (i) restrictions on the sale or other disposition thereof, (ii) rights of repurchase or first refusal, (iii) a risk of forfeiture and (iv) such other restrictions, conditions and terms as the Committee, or, if applicable, the CEO Committee, deems appropriate.

(c)    Each Award of Restricted Stock will constitute an immediate transfer of ownership of such shares, entitling the recipient to dividend, voting and other ownership rights; provided, however, that dividends with respect to a Performance-Based Award (as defined in Section 12) of Restricted Stock shall be accumulated but shall not be paid out to the holder of such Award unless and until such Award vests in accordance with Section 12 of the Plan.  Subject to the preceding sentence, a holder of Restricted Stock shall not be required to return any dividends received thereon to the Company in the event of the forfeiture of such shares.

(d)    Shares of restricted stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including by means of certificates or through the entry of an uncertificated book position on the records of the Company's transfer agent.  If certificates representing Restricted Stock are registered in the name of the grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until all restrictions on such shares have lapsed without a prior forfeiture of the shares.

(e)    The Committee shall have the authority to accelerate the vesting of any outstanding Award of Restricted Stock at such time and under such circumstances as it, in its sole discretion, deems appropriate.

7.    Awards of Restricted Stock Units.  The Committee, or, if applicable, the CEO Committee, may authorize the issuance or transfer of Restricted Stock Units to Eligible Individuals either alone or in addition to other Awards under the Plan.  The terms and conditions of the vesting of an Award of

Restricted Stock Units shall be set forth in the Agreement with the recipient thereof, except that total Awards of Restricted Stock Units and Awards of Restricted Stock that will fully vest in fewer than three years from the date of grant may not exceed 10% of the total number of shares of Common Stock reserved for issuance under the Plan.  The Committee, or, if applicable, the CEO Committee, may condition the grant of Restricted Stock Units or the vesting thereof upon the attainment of specified performance-based goals pursuant to Section 12 or such other factors as the Committee, or, if applicable, the CEO Committee, may determine, in its sole discretion.  Awards of Restricted Stock Units shall also be subject to the following provisions:

(a)    Unless otherwise specified in the Agreement with the grantee thereof or in writing by the Committee, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of Restricted Stock Units becoming so vested.  In the event that payment for an Award of Restricted Stock Units is made in a form other than in shares of Common Stock pursuant to the applicable Agreement and the terms of this Section 7, such payment shall be made in cash in an amount equal to the product of (i) the fair market value of a share of Common Stock with respect to the relevant vesting date, multiplied by (ii) the number of Restricted Stock Units vesting on such date.

(b)    Restricted Stock Units may be subject to: (i) restrictions on the sale or other disposition thereof, (ii) rights of repurchase or first refusal, (iii) a risk of forfeiture and (iv) such other restrictions, conditions and terms as the Committee, or, if applicable, the CEO Committee, deems appropriate.

(c)    Holders of Restricted Stock Units shall have no rights as stockholders of the Company with respect to such Award.

(d)    Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the grantee with the right to receive dividend equivalent payments with respect to the Common Stock subject to the Award, which payment may be either made currently or credited to an account for the grantee, and may be settled in cash or Common Stock, as determined by the Committee.  Such right to receive dividend equivalent payments may apply both before or after the Common Stock subject to the Award is earned, vested or acquired, provided, however, that dividend equivalent payments with respect to a Performance-Based Award (as defined in Section 12) of Restricted Stock Units shall be accumulated but shall not be paid out to the holder of such Award unless and until such Award vests in accordance with Section 12 of the Plan.  Subject to the preceding sentence, a holder of Restricted Stock Units shall not be required to return any dividend equivalent payments received with respect thereto to the Company in the event of the forfeiture of such Restricted Stock Units.  The settlement and crediting of dividend equivalents may be subject to such other conditions, restrictions and contingencies as the Committee shall establish.

(e)    The Committee shall have the authority to accelerate the vesting of any outstanding Award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate.

8.    Nontransferability of Awards.  No Award granted under the Plan shall be transferable, other than by will or by the laws of descent and distribution, except that all or any portion of an Option (other than Options which are ISOs) may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of a holder of such Option, subject to such restrictions on transfer which may be imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Plan and the Options, as the case may be (a "Permitted Transferee").  Options which are ISOs may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

9.    Termination of Relationship to the Company.

(a)    Subject to such exceptions as may be determined by the Committee or set forth in the applicable Agreement:

(i)	In the event that any original grantee of an Option shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Section 10, such Option may (subject to the provisions of the Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination but not more than seven years (five years in the case of a 10% Holder) after the date on which such Award was granted or the expiration of the Award, if earlier. Notwithstanding the foregoing, except as provided in Section 10, if the position of an original grantee shall be terminated by the Company or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the written consent of the Company or any subsidiary corporation thereof, as the case may be, the Options granted to such person, whether held by such person or by a Permitted Transferee and whether vested or unvested shall, to the extent not theretofore exercised, terminate immediately upon such termination.

(ii)	In the event any original grantee of Restricted Stock or Restricted Stock Units shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Section 10, all shares of Restricted Stock and all Restricted Stock Units awarded to such grantee remaining subject to applicable restrictions shall be forfeited and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

(iii)	In the event any original grantee of a Performance Cash Award shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Section 10, all unvested Performance Cash Awards awarded to such grantee shall be forfeited.

(b)    Other than as provided in Section 10(a), Awards granted under the Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

(c)    Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

(d)    Nothing in the Plan or in any Award pursuant to the Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Company or any subsidiary corporation thereof (or the right to be retained by, or have any continued relationship with, the Company or any subsidiary corporation thereof), or affect the right of the Company or any such subsidiary corporation thereof, as the case may be, to terminate his employment, retention or relationship at any time.  The grant of any Award pursuant to the Plan shall be entirely in the discretion of the Committee, or, if applicable, the CEO Committee, and nothing in the Plan shall be construed to confer on any Eligible Individual any right to receive any Award under the Plan.

10.    Death, Disability or Retirement.

(a)    If a person to whom an Award has been granted under the Plan shall die (and the conditions in sub-Section (b) below are met) or become permanently and totally disabled or enter retirement (as such terms are defined below) while serving as an Eligible Individual, then, except as otherwise provided in an employment agreement between the Company and the grantee, the following provisions shall apply:

(i)	In the case of an Option, the Option shall become immediately fully exercisable and the period for exercise provided in Section 9 shall be extended to (A) one year after the date of death of the original grantee, or (B) in the case of the permanent and total disability of the original grantee, one year after the date of permanent and total disability of the original grantee, or (C) three years in the case of a retirement, but, in any case, not more than seven years (five years in the case of a 10% Holder) after the date such Award was granted, or the expiration of the Award, if earlier, as shall be prescribed in the original grantee's Award Agreement. An Award may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Award pass by will or applicable law, or if no such person has the right, by his executors or administrators, or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

(ii)	In the case of Restricted Stock or Restricted Stock Units that are not Performance-Based Awards, the period of restrictions applicable to all unvested shares of Restricted Stock and all unvested Restricted Stock Units shall terminate on the date of termination of service as an Eligible Individual by reason of retirement, disability or death, and such shares of Restricted Stock shall become fully vested and transferable, and such Restricted Stock Units shall be considered to be earned and payable in full.

(iii)	In the case of unvested Performance-Based Awards, the period of restrictions applicable to vesting, settlement or payment shall terminate (A) on the date of termination of service as an Eligible Individual by reason of disability or death or (B) in the case of retirement, only at such time as the Performance Goals are achieved in accordance with Section 12(e).

(b)    In the case of death of a person to whom an Award was originally granted, the provisions of subsection (a) apply if such person dies (i) while in the employ of the Company or a subsidiary corporation thereof or while serving as an Eligible Individual of the Company or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause or voluntarily on the original grantee's part and without the consent of the Company or a subsidiary corporation thereof, or (iii) within three years following his retirement.

(c)    The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

(d)    The term "retirement" as used above shall mean voluntary termination of service with the Company or a subsidiary corporation thereof by the Eligible Individual, with the approval of the Company, with at least 10 years of service and after attaining age 60, or if the individual has not attained age 60, and/or has fewer than 10 years of service, the Company determines that circumstances exist that warrant the granting of retirement status.

11.    Adjustments upon Changes in Capitalization or Change in Control.

(a)    Notwithstanding any other provision of the Plan, in the event of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and similar events affecting the capital structure of the Company, the Committee shall appropriately adjust the aggregate number and class of shares of Common Stock as to which Awards may be granted under the Plan, the various maximum limitations set forth in the Plan upon certain types of Awards and upon the grants to individual participants of certain types of Awards, the number and class of shares subject to outstanding Awards, and the exercise price (if any) of outstanding Awards.

(b)    In the event of the dissolution or liquidation of the Company or the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative, then, if the Committee shall so determine: (i) with respect to Options, each Option granted under the Plan, if such event shall occur with respect to the Company, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (A) become immediately fully exercisable and vested or (B) terminate simultaneously with the happening of such event, and the Company shall pay the grantee in lieu thereof an amount equal to (x) the excess (if any) of the fair market value over the exercise price of one share of Common Stock on the date on which such event occurs, multiplied by (y) the number of shares of Common Stock subject to the Option, without regard to whether the Option is then otherwise exercisable; (ii) with respect to Restricted Stock, any restrictions applicable to the Restricted Stock granted under the Plan shall lapse and such shares of Restricted Stock shall become immediately free of all restrictions and fully vested and transferable; and (iii) with respect to Restricted Stock Units, any restrictions applicable to Restricted Stock Units granted under the Plan shall lapse, such Restricted Stock Units shall become immediately free of all restrictions and considered to be earned and payable in full, and such Restricted Stock Units shall be settled in the form specified in the applicable Agreement as promptly as is practicable.

(c)    Except as otherwise provided in an employment agreement between the Company and the grantee and notwithstanding any other provision of the Plan to the contrary, upon a participant's termination of employment or other termination of service by the Company, other than (i) for cause or (ii) for permanent and total disability, during the 24-month period following a change in control (as hereinafter defined) in connection with which the Awards are assumed, converted or replaced, then, unless the Committee determines otherwise:

(i)	each Option granted under the Plan shall (A) become immediately fully exercisable and vested or (B) terminate simultaneously with the change in control, and the Company shall pay the grantee in lieu thereof an amount equal to (x) the excess (if any) of the fair market value over the exercise price of one share of Common Stock on the date on which such event occurs, multiplied by (y) the number of shares of Common Stock subject to the Option, without regard to whether the Option is then otherwise exercisable;

(ii)	any restrictions applicable to Restricted Stock granted under the Plan shall lapse, and such shares of Restricted Stock shall become immediately free of all restrictions and fully vested and transferable;

(iii)	any restrictions applicable to Restricted Stock Units granted under the Plan shall lapse, such Restricted Stock Units shall become immediately free of all restrictions and considered to be earned and payable in full, and such Restricted Stock Units shall be settled in the form specified in the applicable Agreement as promptly as is practicable;

(iv)	each outstanding Performance-Based Award shall be deemed to satisfy any applicable Performance Goals at the target level of achievement; and

(v)	subject to Section 14, the Committee may also make additional adjustments or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

If the Awards are not assumed, converted or replaced in connection with the change in control, the Awards shall vest upon occurrence of the change in control.

12.    Performance-Based Awards.

(a)    The vesting of certain Awards of Options, Restricted Stock or Restricted Stock Units may, in the discretion of the Committee, be conditioned upon the achievement of performance goals ("Performance Goals").  In addition, Performance Cash Awards may be awarded by the Committee, the vesting and settlement of which shall be conditioned upon the achievement of Performance Goals.  The terms and conditions of each Award granted under the Plan subject to achievement of Performance Goals ("Performance-Based Awards") shall be specified by the Committee, in its sole discretion, and shall be set forth in an Agreement.  When the Committee desires a Performance-Based Award to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall establish the Performance Goals for the respective Performance Award prior to or within 90 days of the beginning of the period of time specified by the Committee over which performance is measured for the purpose of determining a grantee's right to and the payment value of an Award (the "Performance Period") relating to such Performance Goal, or at such other date as may be permitted or required for the Performance Award to qualify as "performance-based compensation" under Section 162(m) of the Code, and not later than after 25 percent of such Performance Period has elapsed, and such Performance Goals shall otherwise comply with the requirements of Section 162(m) of the Code.  For all other Performance-Based Awards, the Performance Goals must be established before the end of the respective Performance Period.  The Committee may make grants of Performance-Based Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values, which may vary depending on the degree to which Performance Criteria established by the Committee are met.  The Committee shall have the power to impose such other restrictions on Performance Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code as it may deem necessary or appropriate to ensure that such Performance Awards satisfy all such requirements.  The maximum aggregate payout of Performance Cash Awards to any individual grantee with respect to any Performance Period shall not exceed $3,000,000.

(b)    The Committee may establish Performance Goals applicable to Performance-Based Awards based upon the Performance Criteria and other factors set forth below related to the performance of the Company as a whole or upon the performance of a subsidiary, business unit, division or department and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or other standard selected by the Committee.  Performance Criteria for the Company shall relate to the achievement of predetermined financial and operating objectives for the Company and its subsidiaries on a consolidated basis. Performance Criteria for a subsidiary, business unit, division or department shall relate to the achievement of financial and operating objectives of such segment for which the grantee is accountable.  "Performance Criteria" means one or more of the following factors: revenue; net sales; operating income; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); cash flow; working capital and components thereof; return on equity; return on assets; return on investment; stock price; total shareholder return; market share; earnings per share; earnings from continuing operations; levels of expense, cost or liability by category, operating unit or any other delineation; or any increase or decrease of one or more of the foregoing over a specified period.

(c)    The Performance Goals may differ among grantees, including among similarly situated grantees.  Performance Criteria shall be calculated in accordance with the Company's financial statements or generally accepted accounting principles, on an operating basis, or under a methodology established by the Committee prior to the issuance of a Performance-Based Award that is consistently applied and identified.  In establishing a Performance Goal applicable to a Performance-Based Award, the Committee may provide that the attainment of the Performance Goal shall be measured by appropriately adjusting the Performance Goal in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles.

(d)    If the Committee determines, in its discretion exercised in good faith, that the established Performance Goals are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the Performance Goals to the extent it considers such modification to be necessary; provided, however, no such modification shall be made with respect to any Performance-Based Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code unless and to the extent such modification is not inconsistent with Section 162(m) of the Code.

(e)    The basis for the grant, vesting or payment, as applicable, of Performance-Based Awards for a given Performance Period shall be the achievement of those Performance Goals determined by the Committee as specified in the Performance-Based Award Agreement.  With respect to Performance Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall not have the authority in its discretion to increase the amount payable with respect to the Performance-Based Award.  The Committee's determination with respect to a Performance Period of whether and to what extent a Performance Goal has been achieved, and, if so, of the amount of the Performance-Based Award earned for the Performance Period shall be final and binding on the Company and all grantees, and, with respect to Performance-Based Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, these determinations shall be certified in writing before such Performance-Based Awards are paid.  Except as otherwise provided in the Performance-Based Award Agreement, all Performance Cash Awards shall be paid to the grantee in cash within 75 days after the end of the applicable Performance Period.

13.    Effectiveness of the Plan.  Awards may be granted under the Plan, subject to its authorization and adoption by a majority of the votes properly cast thereon at a meeting of stockholders of the Company duly called and held after the date of adoption of the Plan by the Board of Directors.  If so adopted, the Plan shall become effective as of the date of its adoption by the Board of Directors.  The exercise of Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable shall have been effected.  If the shares of Common Stock issuable upon exercise of an Option or settlement of a Restricted Stock Unit or if shares of Restricted Stock are not registered under such Act, and if the Committee shall deem it advisable, the recipient may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such recipient will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Company may reasonably impose.

14.    Termination and Amendment of the Plan.

(a)    The Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan.  Subject to Section 14(b) below, no Award shall be granted under the Plan after the tenth anniversary of the date on which the Plan is initially adopted by the Board of Directors.

(b)    The Board of Directors of the Company may suspend, amend or modify the Plan at any time prior to the termination of the Plan, except that no amendment may be made without stockholder approval (i) if the Board of Directors determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Board of Directors determines that it is desirable to qualify or comply, or (ii) if such amendment grants the Committee the authority, except as provided for in Section 11, to:  (A) reduce the exercise price of any outstanding Option; (B) offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price; (C) offer to grant any other Award or to pay the grantee cash in exchange for the cancellation of an outstanding Option with an exercise price per share in excess of the then fair market value per share of the Company's Common Stock; (D) increase the maximum number of shares of Common Stock reserved for issuance under the Plan; (E) alter the classes of persons constituting Eligible Individuals; or (F) grant total Awards of Restricted Stock and Restricted Stock Units that will fully vest in fewer than three years from the date of grant in excess of 10% of the total number of shares of Common Stock reserved for issuance under the Plan.  No suspension, termination, modification or amendment of the Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Award shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Award.

15.    Severability.  In the event that any one or more provisions of the Plan or any Agreement, or any action taken pursuant to the Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

16.    Applicable Law. The Plan shall be governed and interpreted, construed and applied in accordance with the laws of the Commonwealth of Pennsylvania.

17.    Withholding.  The Company has the right to withhold amounts from Awards to satisfy tax obligations as it deems appropriate.  Whenever the Company issues Common Stock under the Plan, unless it decides to satisfy the withholding obligations through additional withholding on salary or other wages, it may require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state, local or foreign tax withholding requirements prior to the delivery of such Common Stock, or the Company may in its discretion withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements; provided, however, except as otherwise provided by the Committee, that the total tax withholding where shares are used to satisfy such tax obligations shall not exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for Federal, state and foreign tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

18.    Section 409A of the Internal Revenue Code.  It is the intention of the Company that no Award, unless otherwise specified, shall constitute "nonqualified deferred compensation" or a "nonqualified deferred compensation plan" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in the immediately following sentence, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award, or any amount payable pursuant to an Agreement, that constitutes "nonqualified deferred compensation" or a "nonqualified deferred compensation plan" subject to Section 409A of the Code, the Committee retains the right unilaterally to amend the Award or terms of payment to conform with the requirements of Section 409A of the Code.  If required under Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award or Agreement upon the participant's "separation from service" (within the meaning of Treasury Regulation Section 1.409A-1(h)) shall be delayed until the first day of the seventh month following such separation from service, or, if earlier, the earliest other date as is permitted under Section 409A, if the participant is a "specified employee" (as defined in Section 409A of the Code).

19.    Additional Definitions.

(a)    The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

(b)    The term "terminated for cause" shall mean termination by the Company (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Company (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Company (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise.  In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute, and such resolution shall be final and conclusive on all parties.

(c)    The term "change in control" shall mean an event or series of events that results in (i) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of Sections 13(d)(3) of the Exchange Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the then outstanding voting stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or (iii) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company).

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
1a Wesley R. Card	☐	☐	☐
1b Sidney Kimmel	☐	☐	☐
1c Matthew H. Kamens	☐	☐	☐
1d Gerald C. Crotty	☐	☐	☐
1e Lowell W. Robinson	☐	☐	☐
1f Robert L. Mettler	☐	☐	☐
1g Margaret H. Georgiadis	☐	☐	☐
1h John D. Demsey	☐	☐	☐
1i Jeffrey D. Nuechterlein	☐	☐	☐
1j Ann Marie C. Wilkins	☐	☐	☐
1k James A. Mitarotonda	☐	☐	☐

The Board of Directors recommends you vote FOR Items 2, 3 and 4.

	For	Against	Abstain
2. Ratification of BDO USA, LLP as the independent registered public accountants for the corporation for the year 2013.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
4. Approval of an amendment to the 2009 Long Term Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the Proxys are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000179796_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

THE JONES GROUP INC.

Annual Meeting of Stockholders

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 14, 2013

The undersigned hereby appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of The Jones Group Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on June 14, 2013 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side. The Annual Meeting of Stockholders will be held on June 14, 2013 at 9:30 AM, at the Law Offices of Cravath, Swaine & Moore, 825 Eighth Avenue, The Paul D. Cravath Room, 48th Floor, New York, NY.

This Proxy, when properly executed, will be voted in the manner specified on the reverse side by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" all listed nominees for director and Items 2, 3 and 4.

0000179796_2 R1.0.0.51160

Continued and to be signed on reverse side

THEJONESGROUP

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

COMPANY #

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

1. Election of directors:

	FOR	AGAINST	ABSTAIN
1.1 Wesley R. Card	☐	☐	☐
1.2 Sidney Kimmel	☐	☐	☐
1.3 Matthew H. Kamens	☐	☐	☐
1.4 Gerald C. Crotty	☐	☐	☐
1.5 Lowell W. Robinson	☐	☐	☐
1.6 Robert L. Mettler	☐	☐	☐
1.7 Margaret H. Georgiadis	☐	☐	☐
1.8 John D. Demsey	☐	☐	☐
1.9 Jeffrey D. Nuechterlein	☐	☐	☐
1.10 Ann Marie C. Wilkins	☐	☐	☐
1.11 James A. Mitarotonda	☐	☐	☐

Please fold here – Do not separate

The Board of Directors recommends a vote FOR the following item:

2. Ratification of BDO USA, LLP as the independent registered public accountants for the corporation for the year 2013. ☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote FOR the following item:

3. Advisory vote to approve named executive officer compensation. ☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote FOR the following item:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

THE JONES GROUP INC.

ANNUAL MEETING OF STOCKHOLDERS

June 14, 2013
9:30 A.M.
Law Offices of Cravath, Swaine & Moore
825 Eighth Avenue
The Paul D. Cravath Room - 48th Floor
New York, New York

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The Proxy Statement and the 2012 Annual Report to Stockholders are available at: **www.jonesgroupinc.com**

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 14, 2013.

The undersigned hereby appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of The Jones Group Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on June 14, 2013 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.

This Proxy, when properly executed, will be voted in the manner specified on the reverse side by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" all listed nominees for director and Items 2, 3 and 4.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET
www.eproxy.com/jny
Use the Internet to vote your proxy until 11:59 p.m. (ET) on June 13, 2013.

PHONE
1-800-560-1965
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (ET) on June 13, 2013.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.